TRUSTEES
Philip W. Coolidge*, President
H. B. Alvord
Elliott J. Berv
Mark T. Finn
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
C. Oscar Morong, Jr.
Walter E. Robb, III
E. Kirby Warren
William S. Woods, Jr.
*Affiliated Person of Administrator and Distributor

------------------------------------ |-| -------------------------------------

INVESTMENT ADVISER
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
The Landmark Funds Broker-Dealer Services, Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679

TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110

LEGAL COUNSEL
Bingham, Dana & Gould
150 Federal Street, Boston, MA 02110

------------------------------------ |-| -------------------------------------

SHAREHOLDER SERVICING AGENTS
(See Inside Cover)

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.


NYTFR/A/96          Printed on Recycled Paper     [GRAPHIC OMITTED]


[logo] LANDMARK(SM) FUNDS
       Advised by Citibank, N.A.


LANDMARK
NEW YORK TAX FREE
RESERVES


 ANNUAL
 REPORT
 August 31, 1996

-------------------------------------------------------------------------------
                          A LETTER TO OUR SHAREHOLDERS

Dear Shareholder:

     The fiscal year ended August 31, 1996 saw widely divergent economic conditions. While the first half of the period was characterized by modest economic growth and declining interest rates, the second half experienced more robust growth and rising interest rates. While taxable money market rates followed this overall trend, the movement in tax-exempt money market rates was less pronounced because of seasonal factors such as year-end mutual fund portfolio adjustments and personal income tax payments.

     Throughout the period, the Landmark Funds' investment adviser, Citibank, N.A., managed Landmark New York Tax Free Reserves in a manner consistent with the policies stated in the Fund's prospectus: providing high levels of current income that are largely exempt from federal, New York State and New York City personal income taxes, preservation of capital and liquidity. The Fund seeks to offer an attractive yield by investing in a high-quality portfolio primarily composed of short-term municipal obligations issued by New York State, its municipalities and their agencies. A portion of the Fund's income may not be exempt from New York State and New York City personal income taxes.

     This Annual Report reviews the Fund's investment activities and performance over the past 12 months, and provides a summary of Citibank's perspective on the financial markets and outlook for the foreseeable future. On behalf of the Board of Trustees of the Landmark Funds, I want to thank our shareholders for their participation and support. We look forward to serving you in the months and years ahead.


/s/ Philip W. Coolidge

Philip W. Coolidge
President
September 20, 1996


--------------------------------------------------------------------------------
Remember that Mutual Fund Shares:
o  Are not bank deposits or FDIC insured
o  Are not obligations of or guaranteed by Citibank or Citicorp Investment
   Services
o Are subject to investment risks, including possible loss of the principal amount invested


TABLE OF CONTENTS

LANDMARK NEW YORK TAX FREE RESERVES
--------------------------------------------------------------------------------
 1   Letter to Shareholders
--------------------------------------------------------------------------------
 2   Market Environment
     Fund Snapshot
--------------------------------------------------------------------------------
     Fund Quotes
 3   The Portfolio Manager Responds
     Strategy and Outlook
--------------------------------------------------------------------------------
 4   Fund Data
     7-Day Yield Comparisons
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 5   Portfolio of Investments
--------------------------------------------------------------------------------
 9   Statement of Assets and Liabilities
--------------------------------------------------------------------------------
10   Statement of Operations
--------------------------------------------------------------------------------
11   Statement of Changes in Net Assets
--------------------------------------------------------------------------------
12   Financial Highlights
--------------------------------------------------------------------------------
13   Notes to Financial Statements
--------------------------------------------------------------------------------
15   Independent Auditors' Report
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 MARKET ENVIRONMENT

     During the first half of the reporting period, most bond yields declined in response to moderate economic growth and lower short-term interest rates. During the next six months, however, a stronger-than-expected economy caused a marked reversal of this trend. Strong consumer and capital spending, supported by widespread gains in employment, took many fixed-income investors by surprise. Because a stronger economy has the potential to kindle an acceleration of inflation, investors bid up the yields of most fixed-income securities, including taxable money market securities.

     Because many states and municipalities, including New York, are enjoying strong tax revenues, they have been able to reduce their issuance of short-term municipal bonds, causing a lack of supply in the marketplace. Yet, demand for short-term municipal securities remains high as investors continue to seek tax relief for their investment income. Demand for short-term instruments was further boosted by proposals in Congress for a flat personal income tax that might have eliminated the tax advantages of municipal bonds. Some shareholders of longer term municipal bond funds shifted their assets to tax-exempt money market funds until the outlook for tax reform became clearer. As a result, tax-exempt money market yields rose less than taxable rates during the second half of the period.

--------------------------------------------------------------------------------
FUND SNAPSHOT

COMMENCEMENT OF OPERATIONS
November 4, 1985

NET ASSETS AS OF 8/31/96
$941.7 million

FUND OBJECTIVE
To provide its shareholders with high levels of current income exempt from federal, New York State and New York City personal income taxes*, preservation of capital and liquidity.

DIVIDENDS
Declared daily, paid monthly

BENCHMARKS
o Lipper New York Tax Exempt Money Market Funds Average
o IBC/Donoghue New York Tax Free Funds Average

INVESTMENT ADVISER
Citibank, N.A.

* A portion of the income may be subject to the Federal Alternative Minimum Tax
  (AMT). Consult your personal tax advisor.

--------------------------------------------------------------------------------
FUND QUOTES FROM THE PORTFOLIO MANAGER

"Unlike some previous years, the budgets passed by both New York State and New York City appear to contain realistic projections for both revenues and expenditures."

"We have had no problems finding appropriate investments in New York. High-coupon, pre-refunded bonds and notes have been particularly attractive during the period."

"Our economic outlook calls for moderating growth, low inflation and stable interest rates for the rest of 1996."

--------------------------------------------------------------------------------
THE PORTFOLIO MANAGER RESPONDS

     Despite relatively strong demand for high-quality, short-term, tax-exempt money market instruments, we have been able to find attractive investments by scouring New York for higher-yielding issues that meet our stringent credit requirements. For example, we continued to find higher yielding alternatives in high-coupon, prerefunded bonds--those for which funds have been safely set aside in anticipation of redemption on the first available call date. At the end of the reporting period, the Fund was composed of high-coupon pre-refunded bonds, tax-exempt commercial paper and non-rated school district notes deemed creditworthy by our analysts.

     In addition, we actively managed the average maturity of the Fund during the period. During certain times of the year, tax-exempt money market yields rise or fall according to the amount of new supply entering the market place. Just prior to times when the supply of new issues is particularly low--as it was in January--we lengthen the average maturity of the Fund to lock in higher rates for a longer period. On the other hand, we reduce the average maturity of the Fund before a relatively large supply of new issues enters the market, as it did in June and July.

--------------------------------------------------------------------------------
STRATEGY AND OUTLOOK

     As of the end of the reporting period, the economy was at a crossroads. Investors in virtually all of the financial markets were waiting for signs that the economy would move decisively in one direction or another. Economic data indicating strong growth would be expected to cause the Federal Reserve Board to raise short-term interest rates for the first time since early 1995, which would likely produce higher yields for tax-exempt money market funds. Slower economic growth would be expected to have the opposite effect.

     At Citibank, we believe that the most likely course is that the economy will moderate in the months ahead, keeping interest rates at relatively low levels. In addition, we see no signs that the current relationship between supply and demand for municipal securities will disappear any time soon. Together, these factors should help create a favorable environment for short-term municipal bonds.

     As a result, we expect to keep the Fund's average maturity at the long end of neutral in order to maximize yields. As the economic environment changes, we will actively manage the Fund by adjusting its average maturity. In addition, we will continue to search the markets for high-quality securities that help us generate competitive levels of tax-free income and preserve capital for our shareholders.

--------------------------------------------------------------------------------
FUND DATA All Periods Ended August 31, 1996

                                                                                   TOTAL RETURNS
                                                                    -------------------------------------
                                                                       ONE          FIVE            TEN
                                                                       YEAR         YEARS*         YEARS*
                                                                    ----------    ----------     ----------
Landmark New York Tax Free Reserves ............................       2.98%         2.59%         3.53%
Lipper New York Tax Exempt Money Market Funds Average ..........       3.01%         2.60%         3.59%

*Average Annual Total Return

7-DAY YIELDS
------------
Annualized Current          2.84%
Effective                   2.88%

The Annualized Current 7-Day Yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365 day period. The yield is shown as a percentage of the investment.

The Effective 7-Day Yield is calculated similarly, but when annualized the income earned by the investment during that seven-day period is assumed to be reinvested.

The effective yield is slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

IMPORTANT TAX INFORMATION
-------------------------
For the fiscal year ended August 31, 1996, the Fund paid $0.02936 per share to shareholders from net investment income. For such period, the Fund designated all dividends paid as exempt-interest dividends. Thus, 100% of these distributions during this period were exempt from Federal income tax and 95.4% of dividends earned were also exempt from New York State and City taxes. In addition, 13.1% of the dividends were derived from income earned from certain government obligations which may be subject to the Federal Alternative Minimum Tax (AMT).

--------------------------------------------------------------------------------
 7-DAY YIELD COMPARISONS

       COMPARISON OF 7-DAY YIELDS FOR LANDMARK NEW YORK TAX FREE RESERVES
                VS. IBC/DONOGHUE NEW YORK TAX FREE FUNDS AVERAGE

As the graph illustrates, Landmark New York Tax Free Reserves generally provided a higher annualized seven-day yield than the average of comparable Money Market Funds, as published in IBC/Donoghue's Money Fund Report over most of the one year period.

Landmark New York Tax Free Reserves
IBC/Donoghue New York Tax Free Funds Average

                            IBC/Donoghue
              Landmark        New York
              New York       Tax Free
              Tax Free      Money Funds
              Reserves        Average
9/5/95          3.09%           3.02%
9/12/95         3.00%           2.89%
9/19/95         3.17%           3.10%
9/26/95         3.28%           3.26%
10/3/95         3.40%           3.41%
10/10/95        3.09%           3.06%
10/17/95        3.09%           3.01%
10/24/95        3.17%           3.09%
10/31/95        3.22%           3.16%
11/7/95         3.17%           3.11%
11/14/95        3.21%           3.16%
11/21/95        3.25%           3.20%
11/28/95        3.21%           3.17%
12/5/95         3.15%           3.09%
12/12/95        3.03%           2.96%
12/19/95        3.31%           3.33%
12/26/95        3.60%           3.61%
1/2/96          3.75%           3.81%
1/9/96          3.03%           3.00%
1/16/96         2.84%           2.73%
1/23/96         2.73%           2.62%
1/30/96         2.81%           2.74%
2/6/96          2.79%           2.70%
2/13/96         2.75%           2.69%
2/20/96         2.78%           2.72%
2/27/96         2.77%           2.73%
3/5/96          2.71%           2.70%
3/12/96         2.57%           2.54%
3/19/96         2.60%           2.58%
3/26/96         2.67%           2.65%
4/2/96          2.70%           2.70%
4/9/96          2.59%           2.56%
4/16/96         2.70%           2.74%
4/23/96         2.83%           2.88%
4/30/96         3.00%           3.10%
5/7/96          3.01%           3.09%
5/14/96         3.01%           3.10%
5/21/96         3.02%           3.06%
5/28/96         2.94%           2.99%
6/4/96          2.87%           2.93%
6/11/96         2.64%           2.66%
6/18/96         2.67%           2.72%
6/25/96         2.74%           2.81%
7/2/96          2.73%           2.76%
7/9/96          2.36%           2.21%
7/16/96         2.37%           2.22%
7/23/96         2.73%           2.67%
7/30/96         2.84%           2.84%
8/6/96          2.86%           2.84%
8/13/96         2.87%           2.82%
8/20/96         2.87%           2.89%
8/27/96         2.82%           2.81%

Notes: The Fund seeks to maintain a stable $1.00 per share price, although there is no assurance that this will be so on a continuing basis. Fund shares are not insured or guaranteed by the U.S. Government. Yields and total returns will fluctuate and past performance is no guarantee of future results. Total return figures include reinvestment of dividends. Returns and yields reflect certain voluntary fee waivers. If the waivers were not in place, the fund's returns and yields would have been lower.

 Landmark New York Tax Free Reserves
-------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS  August 31, 1996

                                           PRINCIPAL
                                             AMOUNT
ISSUER                                   (000'S OMITTED)          VALUE
--------------------------------------------------------------------------------
TAX-EXEMPT COMMERCIAL PAPER--10.5%

Municipal Assistance Corp, NY
  3.55%, due 9/24/96 ...................      $10,700      $ 10,700,000
Municipal Assistance Corp, NY
  3.45%, due 10/9/96 ...................        5,000         5,000,000
Municipal Assistance Corp, NY
  3.45%, due 11/13/96 ..................        5,000         5,000,000
New York City Municipal Water Finance
  Authority, 3.40%, due 9/6/96 .........        5,000         5,000,000
New York State Dormitory Authority
  Revenue, 3.30%, due 9/6/96 ...........        4,500         4,500,000
New York State Dormitory Authority
  Revenue, 3.35%, due 9/6/96 ...........        9,000         9,000,000
New York State Dormitory Authority
  Revenue, 3.60%, due 9/12/96 ..........       24,600        24,600,000
New York State Dormitory Authority
  Revenue, 3.40%, due 9/20/96 ..........        8,000         8,000,000
New York State Dormitory Authority
  Revenue, 3.55%, due 10/9/96 ..........       10,125        10,125,000
New York State Dormitory Authority
  Revenue, 3.60%, due 10/10/96 .........        7,000         7,000,000
Port Authority of New York & New Jersey,
  AMT, 3.60%, due 10/10/96 .............        1,775         1,775,000
Puerto Rico Commonwealth Government
  Development, 3.50%, due 9/5/96 .......        5,000         5,000,000
Puerto Rico Commonwealth Government
  Development, 3.60%, due 10/9/96 ......        3,000         3,000,000
                                                           ------------
                                                             98,700,000
                                                           ------------

REVENUE, TAX, BOND AND TAX
REVENUE ANTICIPATION NOTES--20.0%

Albany, NY City School District,
  RANs, 3.75%, due 10/18/96 ............        6,530         6,531,219
Brentwood, NY Union Free School
  District, TANs, 4.25%, due 6/30/97 ...        5,000         5,005,929
Brentwood, NY Union Free School
  District, TANs, 4.50%, due 6/30/97 ...       14,000        14,046,034
Carthage, NY Cent School District
  BANs, 4.25%, due 11/29/96 ............        2,554         2,556,967
Cortland, NY City School District,
  RANs, 4.25%, due 6/26/97 .............        5,000         5,011,757
Cuba-Rushford, NY Central School
  District, BANs, 4.38%, due 10/29/96 ..       15,000        15,008,770
East Islip, NY Union Free School
  District, TANs, 4.50%, due 6/26/97 ...        9,000         9,038,893
Hicksville, NY Union Free School
  District, TANs, 4.25%, due 6/26/97 ...        4,925         4,936,584
Ithaca, NY, BANs, 3.75%, due 1/24/97 ...        8,849         8,862,536
Levittown Central School District,
  TANs, 4.25%, due 6/25/97 .............        7,900         7,914,973
Lindenhurst, NY Union Free School
  District, TANs, 4.25%, due 6/25/97 ...        9,875        9,882,714
Lindenhurst, NY Union Free School
  District, RANs, 4.38%, due 9/19/96 ...        2,325         2,325,418
Longwood Central School District,
  TANs, 4.25%, due 6/26/97 .............       12,000        12,023,480
Mount Sinai, NY Union Free School
  District, TANs, 4.38%, due 6/27/97 ...        4,500         4,516,819
Nassau County, NY, BANs,
  4.00%, due 11/15/96 ..................        2,000         2,001,597
Nassau County, NY, BANs,
  4.25%, due 11/15/96 ..................        4,000         4,005,189
Nassau County, NY, TANs,
  4.00 %, due 3/5/97 ...................        1,500         1,505,147
North Colonie, NY Central School
  District, BANs, 3.50%, due 10/25/96 ..        1,600         1,600,232
Oswego County, NY, BANs,
  4.40%, due 10/9/96 ...................        5,200         5,202,310
Oswego County, NY, BANs,
  3.88%, due 12/13/96 ..................        5,000         5,006,041
Oyster Bay, NY, TANs,
  3.88%, due 2/14/97 ...................        4,000         4,004,814
Phelps Clifton Springs, New York,
  BANs, 4.25%, due 6/20/97 .............       20,065        20,103,470
Riverhead, NY Central School District,
  BANs, 4.25%, due 6/26/97 .............        5,000         5,011,757
Rome, NY, BANs,
  4.05%, due 12/20/96 ..................        5,009         5,009,723
Roslyn, NY, BANs,
  4.00%, due 12/18/96 ..................        6,050         6,058,425
Wayland Cohocton, NY Central School,
  BANs, 3.88%, due 2/14/97 .............        9,600         9,619,996
Westchester County, NY, TANs,
  3.75%, due 12/11/96 ..................        5,000         5,008,776
West Islip, NY Union Free School
  District,TANs, 4.50%, due 6/30/97 ....        6,650         6,681,757
                                                           ------------
                                                            188,481,327
                                                           ------------

ANNUAL, SEMI-ANNUAL AND
QUARTERLY TENDER REVENUE
BONDS AND NOTES (PUTS)--13.2%

Municipal Assistance Corp, NY
  4.00%, due 7/1/97 ....................        1,000         1,002,401
New York City Municipal Water Finance
  Authority, 9.00%, due 6/15/97 ........        2,160         2,289,204
New York State Dormitory Authority
  Revenue, 6.40%, due 5/1/97 ...........        1,080         1,098,511
New York State Dormitory Authority
  Revenue, 8.00%, due 7/1/97 ...........        1,000         1,054,086
New York State Dormitory Authority
  Revenue, 8.13%, due 7/1/97 ...........        2,200         2,321,192
New York State Dormitory Authority
  Revenue, 9.20%, due 7/1/97 ...........        1,500         1,595,651
New York State Energy, Research &
  Development Authority,
  3.85%, due 10/15/96 ..................        2,000         2,000,000
New York State Energy, Research &
  Development Authority,
  3.75%, due 11/15/96 ..................        8,000         8,000,000
New York State Energy, Research &
  Development Authority,
  2.95%, due 12/15/96 ..................        4,535         4,535,000
New York State Energy, Research &
  Development Authority,
  3.00%, due 2/15/97 ...................       14,075        14,075,000
New York State Energy, Research &
  Development Authority,
  3.25%, due 3/1/97 ....................       15,000        15,000,000
New York State Energy, Research &
  Development Authority,
  3.30%, due 3/15/97 ...................       10,000        10,000,000
New York State Housing Finance
  Authority, 3.60%, due 11/1/96 ........        3,320         3,320,000
New York State Housing Finance
  Authority, 3.80%, due 5/1/97 .........        2,195         2,195,000
New York State Housing Finance
  Authority, 5.60%, due 5/1/97 .........        3,900         3,949,106
New York State Power Authority
  Revenue, 3.25%, due 9/1/96 ...........       47,000        47,000,000
Triborough Bridge & Tunnel
  Authority, NY, 5.00%, due 1/1/97 .....        1,450         1,458,021
Virgin Islands Housing Finance
  Authority, AMT, 3.50%, due 11/1/96 ...        2,000         2,000,000
Westchester County, New York,
  5.75%, due 9/15/96 ...................        2,000         2,001,584
                                                           ------------
                                                            124,894,756
                                                           ------------

VARIABLE RATE DEMAND NOTES*--62.5%

Alaska State Housing Finance
  Corporation, due 6/1/26 ..............        3,500         3,500,000
Babylon, NY Industrial Development
  Agency, due 7/1/14 ...................          900           900,000
California Statewide Community
  Development, due 7/1/15 ..............        7,200         7,200,000
Colorado Health Facilities Authority
  Revenue, due 5/15/20 .................        1,700         1,700,000
Colorado Health Facilities Authority
  Revenue, due 5/15/22 .................        5,000         5,000,000
Connecticut State Housing Finance
  Authority, due 5/15/18 ...............        4,900         4,900,000
Decatura, AL Industrial Development
  Agency, AMT, due 5/1/25 ..............          500           500,000
Erie County, NY Water Authority,
  due 12/1/16 ..........................        1,900         1,900,000
Howard County, MD Multi-family
  Revenue, due 6/15/26 .................        4,000         4,000,000
Jackson County, MS, Pollution
  Control, due 12/1/16 .................          700           700,000
Jefferson County, NY Industrial
  Development, AMT, due 7/1/05 .........        2,250         2,250,000
Kansas City, MO Hospital Industrial
  Development, due 10/15/15 ............          400           400,000
Kentucky Higher Education Student
  Loan, AMT, due 12/1/11 ...............        7,000         7,000,000
Metropolitan Transit Authority, NY,
  due 7/1/21 ...........................        9,800         9,800,000
Missouri Higher Education Student
  Loan, AMT, due 6/1/17 ................        5,100         5,100,000
Missouri State Health & Educational
  Facilities Authority, due 11/1/19 ....          900           900,000
Montgomery County, OH Revenue,
  due 5/15/25 ..........................        2,400         2,400,000
Nassau County, NY, Industrial
  Development Agency, due 12/1/99 ......        3,000         3,000,000
New Hanover County, NC,
  due 3/1/13 ...........................        2,250         2,250,000
New York City, NY, due 8/15/04 .........        3,400         3,400,000
New York City, NY, due 2/15/12 .........       25,100        25,100,000
New York City, NY, due 8/1/21 ..........        1,800         1,800,000
New York City, NY, due 10/1/21 .........        2,000         2,000,000
New York City, NY, due 8/15/23 .........          500           500,000
New York City, NY, due 8/15/24 .........        7,400         7,400,000
New York City Housing Development,
  due 8/1/15 ...........................        6,200         6,200,000
New York City Housing Development,
  AMT, due 12/15/24 ....................       24,700        24,700,000
New York City Housing Development,
  due 3/15/25 ..........................        9,100         9,100,000
New York City Industrial Development
  Agency, due 6/30/14 ..................        2,000         2,000,000
New York City Industrial Development
  Agency, due 12/1/14 ..................        1,600         1,600,000
New York City Industrial Development
  Agency, AMT, due 11/1/15 .............        4,300         4,300,000
New York City Industrial Development
  Agency, due 6/30/23 ..................        2,300         2,300,000
New York City Municipal Water
  Finance Authority, due 6/15/24 .......       11,350        11,350,000
New York City, NY, Cultural Affairs
  (Carnegie Hall), due 12/1/10 .........        2,000         2,000,000
New York City, NY, Cultural Affairs
  (Carnegie Hall), due 12/1/15 .........        4,325         4,325,000
New York City, NY, Cultural Affairs
  (Carnegie Hall), due 4/1/21 ..........        1,200         1,200,000
New York State Dormitory Authority
  Revenue, due 7/1/24 ..................        2,000         2,000,000
New York State Dormitory Authority
  Revenue, due 7/1/25 ..................          700           700,000
New York State Energy, Research &
  Development Authority, due 10/1/14 ...        1,700         1,700,000
New York State Energy, Research &
  Development Authority, due 8/1/15 ....        1,000         1,000,000
New York State Energy, Research &
  Development Authority, due 11/1/20 ...       15,000        15,000,000
New York State Energy, Research &
  Development Authority, due 6/1/27 ....        2,000         2,000,000
New York  State Environmental Resource
  Recovery, AMT, due 11/1/14 ...........        1,400         1,400,000
New York State Housing Finance
  Authority, due 5/15/15 ...............        4,900         4,900,000
New York State Housing Finance
  Authority, AMT, due 11/1/28 ..........        4,000         4,000,000
New York State Job Development
  Authority, due 10/1/05 ...............        1,200         1,200,000
New York State Job Development
  Authority, due 3/1/99 ................        2,070         2,070,000
New York State Job Development
  Authority, due 3/1/00 ................        6,220         6,220,000
New York State Job Development
  Authority, AMT, due 3/1/00 ...........        2,520         2,520,000
New York State Job Development
  Authority, AMT, due 3/1/03 ...........          905           905,000
New York State Job Development
  Authority, AMT, due 3/1/07 ...........           40            40,000
New York State Local Government
  Assistance Corp., due 4/1/22 .........       62,800        62,800,000
New York State Local Government
  Assistance Corp., due 4/1/23 .........       62,500        62,500,000
New York State Local Government
  Assistance Corp., due 4/1/25 .........       69,730        69,730,000
New York State Medical Care Facilities
  Agency, due 11/1/03 ..................        8,800         8,800,000
New York State Medical Care Facilities
  Agency, due 11/1/08 ..................        4,000         4,000,000
Orangeburg County, SC Solid Waste,
  due 11/1/24 ..........................        1,000         1,000,000
Phenix City, AL Environmental, AMT,
  due 6/1/28 ...........................        1,100         1,100,000
Phenix City, AL Environmental, AMT,
  due 3/1/31 ...........................        1,000         1,000,000
Phoenix, AZ, due 6/1/20 ................        1,700         1,700,000
Pitkin County, CO Industrial
  Development Revenue, AMT,
  due 4/1/14 ...........................          800           800,000
Port Authority of New York &
  New Jersey, AMT, due 1/1/01                  65,000        65,000,000
Port Authority of New York & New Jersey,
  Special Obligation, due 6/1/20 .......       11,900        11,900,000
Puerto Rico Commonwealth Government
  Development, due 12/1/15 .............       15,800        15,800,000
Puerto Rico Commonwealth Highway
  Authority, due 7/1/13 ................       10,098        10,098,000
Saint Charles Parish, LA Pollution
  Control Authority, AMT, due 9/1/23 ...          200           200,000
Schenectady County, NY Industrial
  Development, due 6/1/09 ..............        1,930         1,930,000
Seneca, NY Industrial Development
  Authority, due 10/1/21 ...............        3,800         3,800,000
South Carolina Jobs, due 11/1/25 .......        2,800         2,800,000
Suffolk County, NY Water Authority,
  due 2/6/01 ...........................        5,000         5,000,000
Syracuse, NY Industrial Development
  Agency, due 3/1/23 ...................        1,500         1,500,000
Thornton, CO Industrial Development
  Revenue, due 12/15/99 ................        1,000         1,000,000
Triborough Bridge & Tunnel
  Authority, NY, due 1/1/04 ............        5,049         5,049,000
Triborough Bridge & Tunnel
  Authority, NY, due 1/1/24 ............       14,800        14,800,000
Unita County, WY Pollution Control
  Revenue, due 8/15/20 .................          500           500,000
Warren & Washington County, NY
  Industrial Development Revenue,
  due 11/1/98 ..........................        7,800         7,800,000
Washington State, Health Care
  Facilities, due 10/1/05 ..............        3,000         3,000,000
Washoe County, NV Water Facilities
  Revenue, due 12/1/20 .................        1,000         1,000,000
Westchester County, NY Industrial
  Development Revenue,
  due 7/1/98 ...........................        4,300         4,300,000
West Feliciana LA, Parish,
  due 4/1/16 ...........................          900           900,000
                                                         --------------
                                                            588,137,000
                                                         --------------
TOTAL INVESTMENTS
  AT AMORTIZED COST ....................       106.2%     1,000,213,083

OTHER ASSETS, LESS LIABILITIES .........        (6.2)       (58,521,592)
                                               -----     --------------
NET ASSETS .............................       100.0%    $  941,691,491
                                               =====     ==============

AMT-Subject to Alternative Minimum Tax.
* Variable rate demand notes have a demand feature under which the Fund could tender them back to the issuer on no more than 7 days notice.

See notes to financial statements

 Landmark New York Tax Free Reserves
--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES August 31, 1996

ASSETS:
Investments, at amortized cost and value (Note 1A) ..........................................   $1,000,213,083
Cash ........................................................................................           68,045
Interest receivable .........................................................................        6,084,210
Receivable for shares of beneficial interest sold ...........................................          157,724
                                                                                                --------------
    Total assets ............................................................................    1,006,523,062
                                                                                                --------------

LIABILITIES:
Payable for investments purchased ...........................................................       63,200,000
Dividends payable ...........................................................................        1,010,141
Payable to affiliates:
    Investment advisory fees (Note 3) ..........................................     $ 72,732
    Shareholder servicing agents' fees (Note 4B) ...............................      198,958          271,690
                                                                                     --------
Accrued expenses and other liabilities ......................................................          349,740
                                                                                                --------------
    Total liabilities .......................................................................       64,831,571
                                                                                                --------------

NET ASSETS for 941,715,009 shares of beneficial interest outstanding ........................   $  941,691,491
                                                                                                ==============

NET ASSETS CONSIST OF:
Paid-in capital .............................................................................   $  941,710,083
Accumulated net realized loss on investments ................................................          (18,592)
                                                                                                --------------
    Total ...................................................................................   $  941,691,491
                                                                                                ==============

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE .............................            $1.00
                                                                                                          ====

See notes to financial statements

 Landmark New York Tax Free Reserves
--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
 For the Year Ended August 31, 1996

INTEREST INCOME (NOTE 1B): .............................................................           $31,171,906

EXPENSES:
Shareholder Servicing Agents' fees (Note 4B) .....................            $2,181,408
Administrative fees (Note 4A) ....................................             2,181,408
Investment Advisory fees (Note 3) ................................             1,745,127
Distribution fees (Note 5) .......................................               872,563
Custodian fees ...................................................               297,677
Trustee fees .....................................................                56,856
Registration fees ................................................                52,967
Auditing fees ....................................................                33,800
Shareholder reports ..............................................                25,460
Legal fees .......................................................                22,532
Transfer agent fees ..............................................                12,000
Miscellaneous ....................................................                31,011
                                                                              ----------
    Total expenses                                                             7,512,809
Less aggregate amount waived by Investment Adviser, Administrator,
  and Distributor (Notes 3, 4A, and 5) ...........................            (1,835,683)
     Less fees paid indirectly (Note 1E) .........................                (5,761)
                                                                              ----------

     Net expenses ................................................                                   5,671,365
                                                                                                   -----------
     Net investment income .......................................                                  25,500,541
NET REALIZED LOSS ON INVESTMENTS .................................                                     (18,487)
                                                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............                                 $25,482,054
                                                                                                   ===========

See notes to financial statements

 Landmark New York Tax Free Reserves
--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS

                                                                                   YEAR ENDED AUGUST 31,
                                                                           ----------------------------------
                                                                                 1996                1995
                                                                           -------------         ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income ................................................     $  25,500,541         $ 22,112,414
Net realized loss on investments .....................................           (18,487)              16,174
                                                                           -------------         ------------
  Net increase in net assets resulting from operations ...............        25,482,054           22,128,588
                                                                           -------------         ------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income ................................................       (25,500,541)         (22,112,414)
                                                                           -------------         ------------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST AT
  NET ASSET VALUE OF $1.00 PER SHARE (Note 6):
Net proceeds from sale of shares .....................................       982,347,236          825,094,071
Net asset value of shares issued to shareholders
  from reinvestment of dividends .....................................        13,151,748           12,406,021
Cost of shares repurchased ...........................................      (820,918,087)        (755,073,983)
                                                                           -------------         ------------
Net increase in net assets from transactions in shares of
  beneficial interest ................................................       174,580,897           82,426,109
                                                                           -------------         ------------
NET INCREASE IN NET ASSETS                                                   174,562,410           82,442,283

NET ASSETS:
Beginning of period ..................................................       767,129,081          684,686,798
                                                                           -------------         ------------
End of period ........................................................     $ 941,691,491         $767,129,081
                                                                           =============         ============

See notes to financial statements

 Landmark New York Tax Free Reserves
--------------------------------------------------------------------------------
 Financial Highlights

                                                                       YEAR ENDED AUGUST 31
                                                     -------------------------------------------------------
                                                        1996         1995       1994         1993     1992
                                                        ----         ----       ----         ----     ----
Net Asset Value, beginning of period ............... $1.00000    $1.00000    $1.00000    $1.00000   $1.00000
Net investment income ..............................  0.02936     0.03136     0.01954     0.01858    0.02914
Dividends from net investment income ............... (0.02936)   (0.03136)   (0.01954)   (0.01858)  (0.02914)
                                                     --------    --------    --------    --------   --------
Net Asset Value, end of period ..................... $1.00000    $1.00000    $1.00000    $1.00000   $1.00000
                                                     ========    ========    ========    ========   ========

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted) .......... $941,691    $767,129    $684,687     $607,992  $675,238
Ratio of expenses to average net assets ............    0.65%       0.65%       0.65%        0.65%     0.65%
Ratio of net investment income to average net assets    2.92%       3.15%       1.96%        1.86%     2.88%
Total return .......................................    2.98%       3.18%       1.97%        1.87%     2.94%

   Note: If agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the periods indicated, the net investment income per share and ratios would have been as follows:

NET INVESTMENT INCOME PER SHARE .................... $0.02725    $0.02917    $0.01715     $0.01628  $0.02691

RATIOS:
Expenses to average net assets .....................    0.86%       0.87%       0.88%        0.88%     0.87%
Net investment income to
  average net assets ...............................    2.71%       2.93%       1.72%        1.63%     2.66%

See notes to financial statements

 Landmark New York Tax Free Reserves
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
Landmark New York Tax Free Reserves (the "Fund") is a separate non-diversified series of Landmark Multi-State Tax Free Funds (the "Trust") which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Investment Adviser of the Fund is Citibank, N.A. ("Citibank"). The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS") acts as the Trust's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes Fund shares available to customers through various Shareholder Servicing Agents.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Fund are in conformity with generally accepted accounting principles and are as follows:

A. VALUATION OF INVESTMENTS -- Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Fund's use of amortized cost is subject to the Fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

B. INTEREST INCOME -- Interest income consists of interest accrued less the amortization of any premium and accretion of market discount on the investments of the Fund.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its net investment income. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 1996, the Fund, for federal income tax purposes, had a capital loss carryover of $105 which will expire on August 31, 1999. Such capital loss carryover will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Dividends paid by the Fund from net interest received on tax-exempt money market instruments are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.

D. EXPENSES -- The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and LFBDS. Expenses incurred by the Trust with respect to any two or more Funds in the series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

E. FEES PAID INDIRECTLY -- The Fund's custodian bank calculates its fees based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

F. OTHER -- Purchases, and maturities and sales of money market instruments are accounted for on the date of the transaction.

(2) DIVIDENDS
The net income of the Fund is determined once daily, as of 12:00 noon, New York City time, and all of the net income of the Fund so determined is declared as a dividend to shareholders of record at the time of such determination. Dividends are distributed in the form of additional shares of the Fund or, at the election of the shareholder, in cash (subject to the policies of the shareholder's Shareholder Servicing Agent), on or prior to the last business day of the month.

(3) INVESTMENT ADVISORY FEES
The Investment advisory fee paid to Citibank, as compensation for overall investment management services, amounted to $1,745,127 of which $703,481 was voluntarily waived for the year ended August 31, 1996. The investment advisory fee is computed at the annual rate of 0.20% of the Fund's average daily net assets.

(4) ADMINISTRATIVE SERVICES PLAN
The Trust has adopted an Administrative Services Plan (the "Administrative Services Plan") which provides that the Trust on behalf of each Fund may obtain the services of an Administrator, one or more Shareholder Servicing Agents and other Servicing Agents and may enter into agreements providing for the payment of fees for such services. Under the Administrative Services Plan, the aggregate of the fee paid to the Administrator from the Fund, the fees paid to the Shareholder Servicing Agents from the Fund under such Plan and the Basic Distribution Fee paid from the Fund to the Distributor under the Distribution Plan may not exceed 0.60% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year.

A. ADMINISTRATIVE FEES -- Under the terms of an Administrative Services Agreement, the administrative fee paid to the Administrator, as compensation for overall administrative services and general office facilities, is computed at the annual rate of 0.25% of the Fund's average daily net assets.The Administrative fees amounted to $2,181,408 of which $641,872 was voluntarily waived for the year ended August 31, 1996. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from LFBDS as from time to time is agreed to by LFBDS and Citibank. The Fund pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain of the officers and a Trustee of the Fund are officers or a director of the Administrator or its affiliates.

B. SHAREHOLDER SERVICING AGENTS FEES -- The Trust on behalf of the Fund has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, but may not exceed, on an annualized basis, an amount equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Shareholder Servicing Agents fees amounted to $2,181,408, for the year ended August 31, 1996.

(5) DISTRIBUTION FEES
The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund reimburses the Distributor for expenses incurred or anticipated in connection with sales of shares of the Fund, at an annual rate not to exceed 0.10% of the Fund's average daily net assets. The Distribution fees amounted to $872,563, of which $490,330 was voluntarily waived for the year ended August 31, 1996. The Distributor may also receive an additional fee from the Fund not to exceed 0.10% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. No payments of such additional fees have been made to date.

(6) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value).

(7) INVESTMENT TRANSACTIONS
Purchases, and maturities and sales, of money market instruments aggregated $1,943,366,346 and $1,705,358,727, respectively, for the year ended August 31, 1996.

(8) FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES
The cost of investment securities owned at August 31, 1996, for federal income tax purposes, amounted to $1,000,213,083.

(9) LINE OF CREDIT
The Fund, along with other Landmark Funds, entered into an agreement with a bank which allows the Funds collectively to borrow up to $40 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended August 31, 1996, the commitment fee allocated to the Fund was $3,616. Since the line of credit was established, there have been no borrowings.

--------------------------------------------------------------------------------
 INDEPENDENT
 AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS OF LANDMARK NEW YORK TAX FREE RESERVES:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Landmark New York Tax Free Reserves (the "Fund"), a separate series of Landmark Multi-State Tax Free Funds (the "Trust") (a Massachusetts business trust), as of August 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended August 31, 1996 and 1995, and the financial highlights for each of the years in the five-year period ended August 31, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1996, by correspondence with the Custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Landmark New York Tax Free Reserves at August 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 4, 1996

--------------------------------------------------------------------------------
 SHAREHOLDER
 SERVICING AGENTS

FOR CITIBANK NEW YORK RETAIL BANKING AND
BUSINESS AND PROFESSIONAL CUSTOMERS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
(212) 820-2383 or (800) 846-5300

FOR CITIGOLD CUSTOMERS:
Citigold
P.O. Box 5130, New York, NY 10126-5130
Call Your Citigold Executive or, in NY or CT, or (800) 285-1701, for all other states, (800) 285-1707

FOR CITIBANK PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer,
Investment Specialist or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT CLIENTS:
Citibank, N.A.
Citibank Global Asset Management
153 East 53rd Street, New York, NY 10043
(212) 559-7117

FOR CITIBANK NORTH AMERICAN INVESTOR SERVICES CLIENTS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
Call Your Account Manager or (212) 657-9100

FOR CITICORP INVESTMENT SERVICES CUSTOMERS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200
(212) 820-2380 in New York City

TRUSTEES
Philip W. Coolidge*, President
H. B. Alvord
Elliott J. Berv
Mark T. Finn
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
C. Oscar Morong, Jr.
Walter E. Robb, III
E. Kirby Warren
William S. Woods, Jr.

*Affiliated Person of Administrator and Distributor

------------------------------------ |-| -------------------------------------


INVESTMENT ADVISER
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
The Landmark Funds Broker-Dealer Services, Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679

TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110

LEGAL COUNSEL
Bingham, Dana & Gould
150 Federal Street, Boston, MA 02110

------------------------------------ |-| -------------------------------------

SHAREHOLDER SERVICING AGENTS
(See Inside Cover)

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

CATFR/A/96           Printed on Recycled Paper [Recycle graphic omitted]


[logo] LANDMARK(SM) FUNDS
         Advised by Citibank, N.A.

LANDMARK
CALIFORNIA
TAX FREE
RESERVES


ANNUAL
REPORT
August 31, 1996

--------------------------------------------------------------------------------
                          A LETTER TO OUR SHAREHOLDERS
Dear Shareholder:

     The fiscal year ended August 31, 1996 saw widely divergent economic conditions. While the first half of the period was characterized by modest economic growth and declining interest rates, the second half experienced more robust growth and rising interest rates. While taxable money market rates followed this overall trend, the movement in tax-exempt money market rates was less pronounced because of seasonal factors such as year-end mutual fund portfolio adjustments and personal income tax payments.

     Throughout the period, the Landmark Funds' investment adviser, Citibank, N.A., managed Landmark California Tax Free Reserves in a manner consistent with the policies stated in the Fund's prospectus: providing high levels of current income that are largely exempt from both federal and California personal income taxes, preservation of capital and liquidity. The Fund seeks to offer an attractive yield by investing in a high-quality portfolio composed primarily of short-term municipal obligations issued by California, its municipalities and their agencies. A portion of the Fund's income may not be exempt from California personal income taxes.

     This Annual Report reviews the Fund's investment activities and performance over the past 12 months, and provides a summary of Citibank's perspective on the financial markets and outlook for the foreseeable future. On behalf of the Board of Trustees of the Landmark Funds, I want to thank our shareholders for their participation and support. We look forward to serving you in the months and years ahead.

/s/ Philip W. Coolidge

Philip W. Coolidge
President
September 20, 1996

--------------------------------------------------------------------------------
Remember that Mutual Fund Shares:
o Are not bank deposits or FDIC insured
o Are not obligations of or guaranteed by Citibank or Citicorp Investment
  Services
o Are subject to investment risks, including possible loss of the principal amount invested.

TABLE OF CONTENTS

LANDMARK CALIFORNIA
  TAX FREE RESERVES
--------------------------------------------------------------------------------
 1  Letter to Shareholders
--------------------------------------------------------------------------------
 2  Market Environment
    Fund Snapshot
--------------------------------------------------------------------------------
    Fund Quotes
 3  The Portfolio Manager Responds
    Strategy and Outlook
--------------------------------------------------------------------------------
 4  Fund Data
    7-Day Yield Comparisons
--------------------------------------------------------------------------------
 5  Portfolio of Investments
--------------------------------------------------------------------------------
 8  Statement of Assets and Liabilities
--------------------------------------------------------------------------------
 9  Statement of Operations
--------------------------------------------------------------------------------
10  Statement of Changes in Net Assets
--------------------------------------------------------------------------------
11  Financial Highlights
--------------------------------------------------------------------------------
12  Notes to Financial Statements
--------------------------------------------------------------------------------
14 Independent Auditors' Report

--------------------------------------------------------------------------------
  MARKET ENVIRONMENT

     During the first half of the reporting period, most bond yields declined in response to moderate economic growth and lower short-term interest rates. During the next six months, however, a stronger-than-expected economy caused a marked reversal of this trend. Strong consumer and capital spending, supported by widespread gains in employment, took many fixed-income investors by surprise. Because a stronger economy has the potential to kindle an acceleration of inflation, investors bid up the yields of most fixed-income securities, including taxable money market securities.

     Because many states and municipalities, including California, are enjoying strong tax revenues, they have been able to reduce their issuance of short-term municipal bonds. Yet, demand for short-term municipal securities remains high as investors continue to seek tax relief for their investment income. Demand for short-term instruments was further boosted by proposals in Congress for a flat personal income tax that might have eliminated the tax advantages of municipal bonds. Some shareholders of longer term municipal bond funds shifted their assets to tax-exempt money market funds until the outlook for tax reform became clearer. As a result, tax-exempt money market yields rose less than taxable rates during the second half of the period.

     In California, the local economy continues to recover strongly from the long and deep recession that affected the state for several years. The state has, statistically, regained all the jobs lost during the recession, albeit in a different mix of industries and economic sectors than before. California's cash reserves are healthy, and the state no longer has to borrow from one fiscal year to fund another. As a result, Standard & Poor's Rating Group, a major bond rating agency, upgraded California's credit rating from A to A+ earlier this year.

--------------------------------------------------------------------------------
  FUND SNAPSHOT

COMMENCEMENT OF OPERATIONS
March 10, 1992

NET ASSETS AS OF 8/31/96
$150.6 million

FUND OBJECTIVE
Provide high levels of current income which is exempt from both Federal and California personal income taxes,* preservation of capital and liquidity.

DIVIDENDS
Declared daily, paid monthly

CAPITAL GAINS
Distributed annually, if any

BENCHMARKS
o Lipper California Tax Exempt Money Market Funds Average
o IBC/Donoghue California Tax Free Money Funds Average

INVESTMENT ADVISER
Citibank, N.A.

*A portion of the income may be subject to the Federal Alternative Minimum Tax
(AMT). Consult your personal tax advisor.

--------------------------------------------------------------------------------
  FUND QUOTES FROM THE PORTFOLIO MANAGER

"Unlike many other states, there is no shortage of municipal bonds in California. Yet, investor demand remains high enough to absorb the available supply of tax-exempt securities."

"California's economy is in the midst of a major turnaround. The state has already gained more jobs than it lost during the recession."

"Our economic outlook calls for moderating growth, low inflation and stable interest rates for the rest of 1996."

--------------------------------------------------------------------------------
  THE PORTFOLIO MANAGER RESPONDS

     Despite strong investor demand for high-quality, short-term, tax-exempt money market instruments, we have been able to find attractive investments by scouring California for higher-yielding issues that meet our stringent credit requirements. For example, we continued to find higher yielding alternatives in high-coupon notes and bonds issued by California, its counties and municipalities. At the end of the reporting period, approximately 38.5% of the Fund's assets were invested in such high-coupon notes and bonds. The remainder was invested primarily in variable-rate notes and commercial paper from California issuers.

     In addition, we actively managed the average maturity of the Fund during the period. During certain times of the year, tax-exempt money market yields rise or fall according to the amount of new supply entering the market place. Just prior to times when the supply of new issues is particularly low--as it was in January--we lengthen the average maturity of the Fund to lock in higher rates for a longer period. On the other hand, we reduce the average maturity of the Fund before a relatively large supply of new issues enters the market, as it did in June and July.

--------------------------------------------------------------------------------
  STRATEGY AND OUTLOOK

     As of the end of the reporting period, the U.S. economy was at a crossroads. Investors in virtually all of the financial markets were waiting for signs that the economy would move decisively in one direction or another. Economic data indicating strong growth would be expected to cause the Federal Reserve Board to raise short-term interest rates for the first time since early 1995, which would likely produce higher yields for tax-exempt money market funds. Slower economic growth would be expected to have the opposite effect.

     At Citibank, we believe that the most likely course is that the U.S. economy will moderate in the months ahead, even as California's economy continues to improve, keeping interest rates at relatively low levels. As a result, we expect to keep the Fund's average maturity at the long end of neutral in order to maximize yields. As the economic environment changes, we will actively manage the Fund by adjusting its average maturity. In addition, we will continue to search the markets for high-quality securities that help us generate competitive levels of tax-free income and preserve capital for our shareholders.

--------------------------------------------------------------------------------
  FUND DATA All Periods Ending August 31, 1996

                                                             TOTAL RETURNS
                                                        -----------------------
                                                                     SINCE
                                                           ONE   MARCH 10, 1992
                                                          YEAR     INCEPTION*
                                                         ------    ----------
Landmark California Tax Free Reserves .................   3.13%       2.85%
Lipper California Tax Exempt Money Market Funds Average   2.99%       2.64%+

*  Average Annual Total Return
+  Since 2/29/92

7-DAY YIELDS
----------
Annualized Current         2.78%
Effective                  2.82%

The Annualized Current 7-Day Yield reflects the amount of income generated by the investment during that seven day period and assumes that the income is generated each week over a 365 day period. The yield is shown as a percentage of the investment.

The Effective 7-Day Yield is calculated similarly, but when annualized, the income earned by the investment during that seven day period is assumed to be reinvested.

The effective yield is slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

IMPORTANT TAX INFORMATION
-------------------------

     For the fiscal year ended August 31, 1996, the Fund paid $0.03089 per share to shareholders from net investment income. For such period, the Fund designated all dividends paid as exempt-interest dividends. Thus, 100% of these distributions were exempt from Federal income tax and 88.3% of dividends earned were also exempt from California personal income tax. In addition, 8.8% of the dividends were derived from income earned from certain municipal obligations which may be subject to Federal Alternative Minimum Tax (AMT).

-------------------------------------------------------------------------------
7-DAY YIELD COMPARISONS

As the graph illustrates, Landmark California Tax Free Reserves generally had a higher average annualized 7-day yield than the comparable Money Market Funds, as published in IBC/Donoghue's Money Fund Report over most of the year.

      COMPARISON OF 7-DAY YIELDS FOR LANDMARK CALIFORNIA TAX FREE RESERVES
            VS. IBC/DONOGHUE CALIFORNIA TAX FREE MONEY FUNDS AVERAGE

                             IBC/Donoghue
              Landmark        California
             California        Tax Free
              Tax Free           Funds
              Reserves          Average
9/5/95          3.34%           3.08%
9/12/95         3.16%           2.94%
9/19/95         3.35%           3.15%
9/26/95         3.58%           3.33%
10/3/95         3.73%           3.47%
10/10/95        3.14%           3.07%
10/17/95        3.22%           3.04%
10/24/95        3.34%           3.17%
10/31/95        3.44%           3.24%
11/7/95         3.36%           3.16%
11/14/95        3.42%           3.21%
11/21/95        3.41%           3.25%
11/28/95        3.40%           3.22%
12/5/95         3.37%           3.15%
12/12/95        3.35%           2.99%
12/19/95        3.58%           3.37%
12/26/95        3.75%           3.71%
1/2/96          3.83%           3.83%
1/9/96          3.27%           3.07%
1/16/96         3.03%           2.81%
1/23/96         2.89%           2.71%
1/30/96         3.04%           2.72%
2/6/96          3.01%           2.75%
2/13/96         3.02%           2.73%
2/20/96         2.97%           2.75%
2/27/96         2.96%           2.76%
3/5/96          2.93%           2.72%
3/12/96         2.81%           2.58%
3/19/96         2.88%           2.63%
3/26/96         2.93%           2.70%
4/2/96          2.96%           2.74%
4/9/96          2.76%           2.59%
4/16/96         2.93%           2.73%
4/23/96         3.12%           2.86%
4/30/96         3.21%           3.09%
5/7/96          3.10%           3.08%
5/14/96         3.16%           3.08%
5/21/96         3.12%           3.07%
5/28/96         3.17%           3.02%
6/4/96          3.15%           2.95%
6/11/96         2.80%           2.65%
6/18/96         2.91%           2.70%
6/25/96         3.00%           2.80%
7/2/96          2.90%           2.74%
7/9/96          2.10%           2.23%
7/16/96         2.15%           2.16%
7/23/96         2.60%           2.64%
7/30/96         2.76%           2.84%
8/6/96          2.72%           2.88%
8/13/96         2.79%           2.88%
8/20/96         2.85%           2.96%
8/27/96         2.75%           2.85%

Notes: The Fund seeks to maintain a stable $1.00 per share price, although there is no assurance that this will be so on a continuing basis. Fund shares are not insured or guaranteed by the U.S. Government. Yields and total returns will fluctuate and past performance is no guarantee of future results. Total return figures include reinvestment of dividends. Returns and yields reflect certain voluntary fee waivers. If the waivers were not in place, the Fund's returns would have been lower.

  Landmark California Tax Free Reserves
-------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS August 31, 1996

                                                        PRINCIPAL
                                                         AMOUNT
ISSUER                                               (000'S OMITTED)     VALUE
-------------------------------------------------------------------------------

 TAX EXEMPT COMMERCIAL
       PAPER--15.4%

California Pollution Control Finance Authority,
   3.55%, due 9/12/96 ..............................    $    1,000  $  1,000,000
California Pollution Control Finance Authority,
   3.50%, due 10/10/96 .............................         1,000     1,000,000
California Pollution Control Finance Authority,
   3.35%, due 10/16/96 .............................         1,200     1,200,000
California State, 3.20%, due 9/6/96 ................         2,000     2,000,000
California State, 3.55%, due 9/24/96 ...............         4,000     4,000,000
California State, 3.45%, due 10/30/96 ..............         2,000     2,000,000
Long Beach, CA Harbor Authority, AMT,
   3.55%, due 9/12/96 ..............................         1,500     1,500,000
Long Beach, CA Harbor Authority, AMT,
   3.55%, due 12/10/96 .............................         2,000     2,000,000
Los Angeles County, CA Series A, 3.20%, due 9/11/96          3,100     3,100,000
Sacramento, CA Utility District, Series I,
   3.50%, due 9/12/96 ..............................         4,000     4,000,000
San Diego County, CA Gas and Electric,
   3.55%, due 10/11/96 .............................         1,400     1,400,000
                                                                    ------------
                                                                      23,200,000
                                                                    ------------

 ANNUAL AND SEMI-ANNUAL TENDER REVENUE BONDS
   AND NOTES (PUTS)--13.8%

California Health Facilities Finance Authority,
   5.00%, due 7/1/97 ...............................         3,000     3,030,184
California Housing Finance
   Agency Revenue, AMT, 3.50%, due 2/1/97 ..........         1,500     1,500,000
California Housing Finance Agency Revenue, AMT,
   4.00%, due 7/24/97 ..............................         1,500     1,500,000
California Pollution Control Finance Authority,
   4.00%, due 11/15/96 .............................         2,960     2,961,765
Contra Costa, CA Transportation Authority
   5.00%, due 3/1/97 ...............................         2,000     2,019,092
Los Angeles, CA Certificates of Participation,
   3.70%, due 2/1/97 ...............................         3,000     3,004,884
Oklahoma State Water Resource, Board Revenue,
   3.10%, due 9/3/96 ...............................         1,000     1,000,000
Puerto Rico Industrial, Medical and Environmental,
   3.80%, due 12/1/96 ..............................         2,000     2,000,965
Sacramento, CA Redevelopment Tax Allocation,
   8.15%, due 11/1/96 ..............................         1,000     1,026,771
San Joaquin County, CA Certificates of Participation
   4.00%, due 11/15/96 .............................         1,750     1,751,913
University CA Revenues, 7.80%, due 11/1/96 .........         1,000     1,027,491
                                                                    ------------
                                                                      20,823,065
                                                                    ------------

 BOND ANTICIPATION NOTES, TAX AND REVENUE ANTICIPATION
   NOTES AND GENERAL OBLIGATION BONDS AND NOTES --12.0%

California State, CA Tax and Revenue Anticipation
   Notes, 3.30% due 6/30/97 ........................         2,020     2,200,000
Contra Costa, County, CA Tax and Revenue
   Anticipation Notes, 4.50%, due 7/3/97 ...........         2,000     2,011,917
Los Angeles County, CA Tax and Revenue
   Anticipation Notes, 4.00% due 2/27/97 ...........         2,000     2,003,433
Los Angeles County, CA Tax and Revenue
   Anticipation Notes, 4.50% due 6/30/97 ...........         7,000     7,037,071
Michigan State, Notes, 4.00% due 9/30/96 ...........         3,000     3,002,341
San Jose, CA Tax and Revenue Anticipation Notes,
   4.50% due 8/5/97 ................................         1,000     1,004,894
San Mateo, County CA
   Tax and Revenue Anticipation Notes,
   4.50% due 7/1/97 ................................           800       803,513
                                                                    ------------
                                                                      18,063,169
                                                                    ------------
 VARIABLE RATE DEMAND
      NOTES*--58.5%


Brazos River Authority, TX
   Pollution Control Revenue, AMT,
   due 6/1/30 ......................................           200       200,000
California Health Facilities Finance
   Authority, due 7/1/05 ...........................         4,400     4,400,000
California Health Facilities Finance
   Authority, due 7/1/09 ...........................         3,000     3,000,000
California Health Facilities Finance
   Authority, due 7/1/13 ...........................         2,735     2,735,000
California Health Facilities Finance
   Authority, due 7/1/16 ...........................           100       100,000
California Health Facilities Finance
   Authority, due 7/1/18 ...........................         1,000     1,000,000
California Health Facilities Finance
   Authority, due 11/1/19 ..........................         5,000     5,000,000
California Health Facilities Finance
   Authority, due 7/1/20 ...........................         3,000     3,000,000
California Pollution Control Finance
   Authority, due 11/1/00 ..........................           600       600,000
California Pollution Control Finance
   Authority, due 10/1/06 ..........................           300       300,000
California Pollution Control Finance
   Authority, due 2/28/08 ..........................         2,600     2,600,000
California Pollution Control Finance
   Authority, due 10/1/11 ..........................         2,000     2,000,000
California Pollution Control Finance
   Authority, due 12/1/12 ..........................           800       800,000
California Pollution Control Finance
   Authority, due 9/1/13 ...........................         1,100     1,100,000
California Pollution Control Finance
   Authority, due 12/1/16 ..........................         5,000     5,000,000
California Pollution Control Finance
   Authority, AMT, due 12/1/17 .....................           700       700,000
California Pollution Control Finance
   Authority, AMT, due 9/1/18 ......................           400       400,000
California Pollution Control Finance
   Authority, AMT,due 8/1/19 .......................           500       500,000
California Pollution Control Finance
   Authority, AMT,due 9/1/20 .......................         1,850     1,850,000
California Pollution Control Finance
   Authority, due 10/1/20 ..........................           500       500,000
California Pollution Control Solid
   Waste, AMT, due 10/1/07 .........................         2,500     2,500,000
California Pollution Control Solid
   Waste, due 10/1/10 ..............................         2,385     2,385,000
California Pollution Control Solid
   Waste, due 10/1/24 ..............................           700       700,000
California Statewide Community Development,
   due 11/1/15 .....................................         1,830     1,830,000
California Statewide Community Development,
   due 6/1/26 ......................................         6,000     6,000,000
Carlsbad, CA Multi-Family Housing Revenue,
   due 6/1/11 ......................................           400       400,000
Contra Costa County, CA Multi-Family Housing Revenue,
   AMT, due 12/1/17 ................................         2,550     2,550,000
Eastern, CA Municipal Water District Revenue, AMT,
   due 7/1/20 ......................................         3,700     3,700,000
Farmington, NM Pollution Control Revenue ,
   due 9/1/24 ......................................           600       600,000
Foothill/Eastern Transportation
   Toll Authority due 1/2/35 .......................         5,000     5,000,000
Independent Cities CA Lease, due 6/1/98 ............           400       400,000
Jackson County, MS Industrial Sewer Facilities, AMT,
   due 12/15/24 ....................................           100       100,000
Kern County, CA Certificates of Participation,
   due 8/1/06 ......................................         1,600     1,600,000
Los Angeles, CA Community Redevelopment Authority,
   due 12/1/05 .....................................           700       700,000
Los Angeles, County CA Certificates of Participation,
   due 11/1/05 .....................................           400       400,000
Los Angeles, County CA Regl Airport Lease, due 12/1/25         500       500,000
Maricopa County, AZ Industrial Authority Hospital
   FacilitiesRevenue, due 12/1/08 ..................           100       100,000
Metropolitan Nashville Airport Authority Special
   Facilities Revenue, due 10/1/12 .................           500       500,000
Metropolitan Water District South Carolina Waterworks
   Revenue, due 6/1/23 .............................         1,000     1,000,000
Monterey Peninsula, CA Water Authority,
   due 7/1/22 ......................................           500       500,000
Nevada Housing Division, due 4/1/20 ................           900       900,000
North Carolina Medical Care Hospital, due 10/1/20 ..           650       650,000
North Central Texas, Health Facilities Finance
   Authority, due 12/1/15 ..........................           300       300,000
Pittsburg, CA, due 12/30/22 ........................         2,400     2,400,000
Puerto Rico Commonwealth Government Development
   Authority, due 12/1/15 ..........................         3,000     3,000,000
Riverside County, CA Certificates of Participation
   due 12/1/15 .....................................         5,000     5,000,000
Saint Charles Parish LA, Pollution Control Authority,
   due 6/1/05 ......................................           600       600,000
Southern CA, Public Power Project Authority,
   due 7/1/17 ......................................         2,000     2,000,000
Unita County, WY Pollution Control Revenue
   due 8/15/20 .....................................           600       600,000
Valdez, AK Marine Term Revenue Authority,
   due 10/1/25 .....................................           200       200,000
Washington State, Health Care Facilities Authority,
   due 10/1/05 .....................................         1,410     1,410,000
Western Riverside Country, California Wastewater
   Authority, due 4/1/28 ...........................         3,700     3,700,000
                                                                    ------------
                                                                      88,010,000
                                                                    ------------
TOTAL INVESTMENTS, AT AMORTIZED COST                          99.7%  150,096,234
OTHER ASSETS, LESS LIABILITIES                                 0.3       460,601
                                                             -----  ------------
NET ASSETS                                                   100.0% $150,556,835
                                                             =====  ============


AMT - Subject to Alternative Minimum Tax

* Variable rate demand notes have a demand feature under which the Fund could tender them back to the issuer on no more than 7 days' notice.

See notes to financial statements

  Landmark California Tax Free Reserves
-------------------------------------------------------------------------------
  STATEMENT OF ASSETS AND LIABILITIES August 31, 1996

ASSETS:
Investments, at amortized cost (Note 1A) .......................  $ 150,096,234
Cash ...........................................................         86,850
Interest receivable ............................................        775,975
Receivable for shares of beneficial interest sold ..............          5,500
                                                                  -------------
    Total assets ...............................................    150,964,559
                                                                  -------------
LIABILITIES:
Dividends payable ..............................................        261,274
Payable to affiliate-Shareholder Servicing Agents' fee (Note 4B)         31,522
Accrued expenses and other liabilities .........................        114,928
                                                                  -------------
    Total liabilities ..........................................        407,724
                                                                  -------------
NET ASSETS for 150,565,584 shares of beneficial interest
   outstanding .................................................  $ 150,556,835
                                                                  =============
NET ASSETS CONSIST OF:
Paid-in capital ................................................  $ 150,565,584
Accumulated net realized loss on investments ...................         (8,749)
                                                                  -------------
    Total ......................................................  $ 150,556,835
                                                                  =============
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE           $1.00
                                                                          =====
See notes to financial statements

  Landmark California Tax Free Reserves
--------------------------------------------------------------------------------
  STATEMENT OF OPERATIONS For the Year Ended August 31, 1996

INVESTMENT INCOME (Note 1B) ..........................................                     $ 3,904,073
EXPENSES:
Administrative fees (Note 4A) ........................................   $   281,789
Shareholder Servicing Agents' fees (Note 4B) .........................       281,789
Investment Advisory fees (Note 3) ....................................       225,431
Distribution fees (Note 5) ...........................................       112,716
Custodian fees .......................................................        86,920
Registration fees ....................................................        33,815
Auditing fees ........................................................        31,200
Shareholder reports ..................................................        26,618
Trustee fees .........................................................        21,150
Legal fees ...........................................................        19,535
Transfer agent fees ..................................................        12,000
Miscellaneous ........................................................         8,800
                                                                         -----------
    Total expenses ...................................................     1,141,763
Less aggregate amount waived by Investment Adviser, Administrator,
Shareholder Servicing Agents, and Distributor (Notes 3, 4A, 4B, and 5)      (669,120)
Less fees paid indirectly (Note 1E) ..................................        (4,134)
                                                                         -----------
    Net expenses .....................................................                         468,509
                                                                                           -----------
    Net investment income ............................................                       3,435,564
NET REALIZED GAIN ON INVESTMENTS .....................................                              24
                                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................                     $ 3,435,588
                                                                                           ===========

See notes to financial statements

  Landmark California Tax Free Reserves
-------------------------------------------------------------------------------
  STATEMENT OF CHANGES IN NET ASSETS

                                                                                       YEAR ENDED AUGUST 31,
                                                                               --------------------------------
                                                                                      1996             1995
                                                                                 --------------   --------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment income .........................................................   $   3,435,564    $   1,573,943
Net realized gain (loss) on investments .......................................              24           (7,800)
                                                                                  -------------    -------------
Net increase in net assets resulting from operations ..........................       3,435,588        1,566,143
                                                                                  -------------    -------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income .........................................................      (3,435,564)      (1,573,943)
                                                                                  -------------    -------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST AT NET ASSET VALUE OF $1.00 PER
  SHARE (Note 6):
Proceeds from sale of shares ..................................................     376,454,761      163,071,202
Net asset value of shares issued to shareholders from reinvestment of dividends       1,348,624        1,256,049
Cost of shares repurchased ....................................................    (279,078,886)    (165,350,381)
                                                                                  -------------    -------------
Net increase (decrease) in net assets from
transactions in shares of beneficial interest .................................      98,724,499       (1,023,130)
                                                                                  -------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS .........................................      98,724,523       (1,030,930)
NET ASSETS:
Beginning of period ...........................................................      51,832,312       52,863,242
                                                                                  -------------    -------------
End of period .................................................................   $ 150,556,835    $  51,832,312
                                                                                  =============    =============

See notes to financial statements

  Landmark California Tax Free Reserves
--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS

                                                                                                    MARCH 10, 1992
                                                               YEAR ENDED AUGUST 31,                 (COMMENCEMENT
                                                  ----------------------------------------------   OF OPERATIONS) TO
                                                    1996          1995         1994         1993    AUGUST 31, 1992
                                                 ---------     ---------     ---------    ---------    ---------
Net Asset Value, beginning of period .......     $ 1.00000     $ 1.00000     $ 1.00000    $ 1.00000    $ 1.00000
Net investment income ......................       0.03089       0.03434       0.02288      0.02467      0.01304
Less dividends from net investment income ..      (0.03089)     (0.03434)     (0.02288)    (0.02467)    (0.01304)
                                                 ---------     ---------     ---------    ---------    ---------
 Net Asset Value, end of period ............     $ 1.00000     $ 1.00000     $ 1.00000    $ 1.00000    $ 1.00000
                                                 =========     =========     =========    =========    =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)...      $150,557      $ 51,832      $ 52,863     $ 37,808     $ 16,295
Ratio of expenses to average net assets ....         0.42%         0.30%         0.25%        0.00%       0.00%*
Ratio of net investment income to average
net assets .................................         3.05%         3.43%         2.30%        2.42%       2.71%*
Total return ...............................         3.13%         3.49%         2.31%        2.50%       2.75%*

Note:  If Agents of the Fund had not voluntarily waived all or a portion of their fees from the Fund and the Administrator had not voluntarily assumed expenses for the periods indicated, the ratios and net investment income per share would have been as follows:
Net investment income per share ............     $ 0.02481     $ 0.02513     $ 0.01423    $ 0.01121     $0.00279
RATIOS:
Expenses to average net assets .............         1.01%         1.21%         1.12%        1.32%       2.13%*
Net investment income to average net assets          2.45%         2.51%         1.43%        1.10%       0.58%*

* Annualized

See notes to financial statements

  Landmark California Tax Free Reserves
-------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
Landmark California Tax Free Reserves (the "Fund") is a separate non-diversified series of Landmark Multi-State Tax Free Funds (the "Trust"), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Investment Adviser of the Fund is Citibank, N.A. ("Citibank"). The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS") acts as the Trust's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes shares available to customers through various Shareholder Servicing Agents.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Fund are in conformity with generally accepted accounting principles and are as follows:

A. VALUATION OF INVESTMENTS -- Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Fund's use of amortized cost is subject to the Fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

B. INTEREST INCOME -- Interest income consists of interest accrued, less the amortization of any premium and accretion of market discount on the investments of the Fund.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its net investment income. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 1996, the Fund, for federal income tax purposes, had a capital loss carryover of $8,763, of which $7,775 will expire August 31, 2004 and $988 will expire on August 31, 2002. Such capital loss carryover will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Dividends paid by the Fund from net interest received on tax-exempt money market instruments are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

D. EXPENSES -- The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and LFBDS. Expenses incurred by the Trust with respect to any two or more Funds in a series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

E. FEES PAID INDIRECTLY -- The Fund's custodian bank calculates its fees based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

F. OTHER -- Purchases, and maturities and sales, of money market instruments are accounted for on the date of the transaction.

(2) DIVIDENDS
The net income of the Fund is determined once daily, as of 12:00 noon, New York City time, and all of the net income of the Fund so determined is declared as a dividend to shareholders of record at the time of such determination. Dividends are distributed in the form of additional shares of the Fund or, at the election of the shareholder, in cash (subject to the policies of the shareholder's Shareholder Servicing Agent), on or prior to the last business day of the month.

(3) INVESTMENT ADVISORY FEES
The investment advisory fee paid to Citibank, as compensation for overall investment management services, amounted to $225,431 of which $220,636 was voluntarily waived for the year ended August 31, 1996. The investment advisory fee is computed at the annual rate of 0.20% of the Fund's average daily net assets.

(4) ADMINISTRATIVE SERVICES PLAN
The Trust has adopted an Administrative Services Plan (the "Administrative Services Plan") which provides that the Trust, on behalf of each Fund, may obtain the services of an Administrator, one or more Shareholder Servicing Agents and other Servicing Agents and may enter into agreements providing for the payment of fees for such services. Under the Administrative Services Plan, the aggregate of the fee paid to the Administrator from the Fund, the fees paid to the Shareholder Servicing Agents from the Fund under such plan and the Basic Distribution Fee paid from the Fund to the Distributor under the Distribution Plan may not exceed 0.60% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year.

A. ADMINISTRATIVE FEES -- Under the terms of an Administrative Services Agreement, LFBDS is entitled to an administrative fee from the Fund, as compensation for overall administrative services and general office facilities, which is computed at the annual rate of 0.25% of the Fund's average daily net assets. The Administrative fees amounted to $281,789, of which $115,682 was voluntarily waived for the year ended August 31, 1996. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from LFBDS as from time to time is agreed to by LFBDS and Citibank. The Fund pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain of the officers and a Trustee of the Fund are officers and a director of the Administrator or its affiliates.

B. SHAREHOLDER SERVICING AGENT FEES -- The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, but may not exceed, on an annualized basis, an amount equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Shareholder Servicing Agent fees amounted to $281,789, of which $220,086 was voluntarily waived for the year ended August 31, 1996.

(5) DISTRIBUTION FEES
The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund reimburses the Distributor for expenses incurred or anticipated in connection with the sale of shares of the Fund, at an annual rate not to exceed 0.10% of the Fund's average daily net assets. The Distribution fees amounted to $112,716, all of which was voluntarily waived for the year ended August 31, 1996. The Distributor may also receive an additional fee from the Fund not to exceed 0.10% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. No payments of such additional fees have been made to date.

(6) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value).

(7) INVESTMENT TRANSACTIONS
Purchases, and maturities and sales, of money market instruments aggregated $578,907,349 and $482,971,842, respectively, for the year ended August 31, 1996.

(8) FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES
The cost of investment securities owned at August 31, 1996, for federal income tax purposes, amounted to $150,096,234.

(9) LINE OF CREDIT
The Fund, along with other Landmark Funds, entered into an agreement with a bank which allows the Funds collectively to borrow up to $40 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended August 31, 1996, the commitment fee allocated to the Fund was $410. Since the line of credit was established there have been no borrowings.

  Landmark California Tax Free Reserves
-------------------------------------------------------------------------------
  INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS OF LANDMARK CALIFORNIA TAX FREE RESERVES:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Landmark California Tax Free Reserves (the "Fund"), a separate series of Landmark Multi-State Tax Free Funds (the "Trust") (a Massachusetts business trust), as of August 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended August 31, 1996 and 1995, and the financial highlights for each of the years in the four-year period ended August 31, 1996 and for the period from March 10, 1992 (Commencement of Operations) to August 31, 1992. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1996, by correspondence with the Custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Landmark California Tax Free Reserves at August 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 4, 1996

-------------------------------------------------------------------------------
  SHAREHOLDER
  SERVICING AGENTS


FOR CITIBANK NEW YORK RETAIL BANKING AND
BUSINESS AND PROFESSIONAL CUSTOMERS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
(212) 820-2383 or (800) 846-5300

FOR CITIGOLD CUSTOMERS:
Citigold
P.O. Box 5130, New York, NY 10126-5130
Call Your Citigold Executive or in NY or CT (800) 285-1701, or for all other states, (800) 285-1707

FOR CITIBANK PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer,
Investment Specialist or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT CLIENTS:
Citibank, N.A.
Citibank Global Asset Management
153 East 53rd Street, New York, NY 10043
(212) 559-7117

FOR CITIBANK NORTH AMERICAN INVESTOR SERVICES CLIENTS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
Call Your Account Manager or (212) 657-9100

FOR CITICORP INVESTMENT SERVICES CUSTOMERS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200,
(212) 820-2380 in New York City

[LOGO] LANDMARK
       FUNDS

MONEY MARKET FUNDS:
Cash Reserves
Premium Liquid Reserves
Institutional Liquid Reserves

U.S. Treasury Reserves
Premium U.S. Treasury Reserves
Institutional U.S. Treasury Reserves

Tax Free Reserves
California Tax Free Reserves
Connecticut Tax Free Reserves
New York Tax Free Reserves

STOCK & BOND FUNDS:
U.S. Government Income Fund
Intermediate Income Fund
National Tax Free Income Fund
New York Tax Free Income Fund

Balanced Fund
Equity Fund
International Equity Fund
Small Cap Equity Fund
Emerging Asian Markets Equity Fund

TRUSTEES
Philip W. Coolidge*, President
H. B. Alvord
Elliott J. Berv
Mark T. Finn
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
C. Oscar Morong, Jr.
Walter E. Robb, III
E. Kirby Warren
William S. Woods, Jr.

*Affiliated Person of Administrator and Distributor

------------------------------------ |-| -------------------------------------


INVESTMENT ADVISER
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
The Landmark Funds Broker-Dealer Services, Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679

TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110

LEGAL COUNSEL
Bingham, Dana & Gould
150 Federal Street, Boston, MA 02110

------------------------------------ |-| -------------------------------------

SHAREHOLDER SERVICING AGENTS
(See Inside of Cover)

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

CTFR/A/96           Printed on Recycled Paper [graphic omitted]


[logo] LANDMARK(SM) FUNDS
         Advised by Citibank, N.A.

LANDMARK
CONNECTICUT
TAX FREE
RESERVES


ANNUAL
REPORT
August 31, 1996

--------------------------------------------------------------------------------
                          A Letter To Our Shareholders

Dear Shareholder:

     The fiscal year ended August 31, 1996 saw widely divergent economic conditions. While the first half of the period was characterized by modest economic growth and declining interest rates, the second half experienced more robust growth and rising interest rates. While taxable money market rates followed this overall trend, the movement in tax-exempt money market rates was less pronounced because of seasonal factors such as year-end mutual fund portfolio adjustments and personal income tax payments.

     Throughout the period, the Landmark Funds' investment adviser, Citibank, N.A., managed Landmark Connecticut Tax Free Reserves in a manner consistent with the policies stated in the Fund's prospectus: providing high levels of current income that are largely exempt from federal and Connecticut personal income taxes, preservation of capital and liquidity. The Fund seeks to offer an attractive yield by investing primarily in a high-quality portfolio of short-term municipal obligations issued by Connecticut, its municipalities and their agencies. A portion of the Fund's income may not be exempt from Connecticut personal income taxes.

     This Annual Report reviews the Fund's investment activities and performance over the past 12 months, and provides a summary of Citibank's perspective on the financial markets and outlook for the foreseeable future. On behalf of the Board of Trustees of the Landmark Funds, I want to thank our shareholders for their participation and support. We look forward to serving you in the months and years ahead.

/s/ Philip W. Coolidge

Philip W. Coolidge
President
September 20, 1996

--------------------------------------------------------------------------------
Remember that Mutual Fund Shares:
o Are not bank deposits or FDIC insured
o Are not obligations of or guaranteed by Citibank or Citicorp Investment
  Services
o Are subject to investment risks, including possible loss of the principal amount invested.


TABLE OF CONTENTS

LANDMARK CONNECTICUT
  TAX FREE RESERVES
--------------------------------------------------------------------------------
 1  Letter to Shareholders
--------------------------------------------------------------------------------
 2  Market Environment
    Fund Snapshot
--------------------------------------------------------------------------------
    Fund Quotes
 3  The Portfolio Manager Responds
    Strategy and Outlook
--------------------------------------------------------------------------------
 4  Fund Data
    7-Day Yield Comparisons
--------------------------------------------------------------------------------
 5  Portfolio of Investments
--------------------------------------------------------------------------------
 7  Statement of Assets and Liabilities
    Statement of Operations
--------------------------------------------------------------------------------
 8  Statement of Changes in Net Assets
    Financial Highlights
--------------------------------------------------------------------------------
 9  Notes to Financial Statements
--------------------------------------------------------------------------------
11 Independent Auditors' Report

--------------------------------------------------------------------------------
  MARKET ENVIRONMENT

     During the first half of the reporting period, most bond yields declined in response to moderate economic growth and lower short-term interest rates. During the next six months, however, a stronger-than-expected economy caused a marked reversal of this trend. Strong consumer and capital spending, supported by widespread gains in employment, took many fixed-income investors by surprise. Because a stronger economy has the potential to kindle an acceleration of inflation, investors bid up the yields of most fixed-income securities, including taxable money market securities.

    Because many states and municipalities, including Connecticut, are enjoying strong tax revenues, they have been able to reduce their issuance of short-term municipal bonds, causing a lack of supply in the marketplace. Yet, demand for short-term municipal securities remains high as investors continue to seek tax relief for their investment income. Demand for short-term instruments was further boosted by proposals in Congress for a flat personal income tax that might have eliminated the tax advantages of municipal bonds. Some shareholders of longer term municipal bond funds shifted their assets to tax-exempt money market funds until the outlook for tax reform became clearer. As a result, tax-exempt money market yields rose less than taxable rates during the second half of the period.

-------------------------------------------------------------------------------
  FUND SNAPSHOT

COMMENCEMENT OF OPERATIONS
December 1, 1993

NET ASSETS AS OF 8/31/96
$116.0 million

FUND OBJECTIVE
Provide high levels of current income which is exempt from both Federal and Connecticut personal income taxes,* preservation of capital and liquidity.


DIVIDENDS
Declared daily, paid monthly

CAPITAL GAINS
Distributed annually, if any

BENCHMARKS
o Lipper Connecticut Tax Exempt Money Market Funds Average
o IBC/Donoghue Connecticut Tax Free Money Funds Average

INVESTMENT ADVISER
Citibank, N.A.

* A portion of the income may be subject to the Federal Alternative Minimum Tax
  (AMT). Consult your personal tax advisor.

--------------------------------------------------------------------------------
  FUND QUOTES FROM THE PORTFOLIO MANAGER

"An improving economy and healthy tax revenues have helped keep the supply of Connecticut municipal bonds low while investor demand remains high."

"Non-rated notes of high credit quality and high-coupon, pre-refunded bonds from Puerto Rico and the U.S. Virgin Islands have been particularly attractive during the period."

"Our economic outlook calls for moderating growth, low inflation and stable interest rates for the rest of 1996."

-------------------------------------------------------------------------------
  THE PORTFOLIO MANAGER RESPONDS

     Despite the relative lack of supply and strong demand for high-quality, short-term, tax-exempt money market instruments, we have been able to find attractive investments by scouring Connecticut for higher-yielding issues that meet our stringent credit requirements. For example, we continued to find higher yielding alternatives in non-rated notes issued by Connecticut towns and school districts that have been deemed creditworthy by our credit analysts. In addition, we have gone outside of Connecticut to Puerto Rico and the U.S. Virgin Islands, whose municipal securities are state-tax-exempt for all U.S. residents. At the end of the reporting period, approximately 19.9% of the Fund's assets were invested in non-Connecticut bonds. The remainder was invested primarily in variable-rate notes and commercial paper from Connecticut issuers.

     In addition, we actively managed the average maturity of the Fund during the period. During certain times of the year, tax-exempt money market yields rise or fall according to the amount of new supply entering the market place. Just prior to times when the supply of new issues is particularly low -- as it was in January -- we lengthen the average maturity of the Fund to lock in higher rates for a longer period. On the other hand, we reduce the average maturity of the Fund before a relatively large supply of new issues enters the market, as it did in June and July.

-------------------------------------------------------------------------------
  STRATEGY AND OUTLOOK

     As of the end of the reporting period, the U.S. economy was at a crossroads. Investors in virtually all of the financial markets were waiting for signs that the economy would move decisively in one direction or another. Economic data indicating strong growth would be expected to cause the Federal Reserve Board to raise short-term interest rates for the first time since early 1995, which would likely produce higher yields for tax-exempt money market funds. Slower economic growth would be expected to have the opposite effect.

     At Citibank, we believe that the most likely course is that the economy will moderate in the months ahead, keeping interest rates at relatively low levels. In addition, we see no signs that the current lack of supply of municipal securities in Connecticut will disappear any time soon. Together, these factors should help create a favorable environment for short-term municipal bonds.

     As a result, we expect to keep the Fund's average maturity at the long end of neutral. As the economic environment changes, we will actively manage the Fund by adjusting its average maturity in order to maximize yields. In addition, we will continue to search the markets for high-quality securities that help us generate competitive levels of tax-free income and preserve capital for our shareholders.


-------------------------------------------------------------------------------
  FUND DATA All Periods Ending August 31, 1996

                                                              TOTAL RETURNS
                                                           ---------------------
                                                                       SINCE
                                                            ONE       12/1/93
                                                            YEAR     INCEPTION*
                                                           ------     --------
Landmark Connecticut Tax Free Reserves .................    3.18%        3.12%
Lipper Connecticut Tax Exempt Money Market Funds Average    2.89%        2.78%+

*  Average Annual Total Return
+  From 11/30/93

7-DAY YIELDS
------------
Annualized Current      2.83%
Effective               2.87%

The Annualized Current 7-Day Yield reflects the amount of income generated by the investment during that seven day period and assumes that the income is generated each week over a 365 day period. The yield is shown as a percentage of the investment.

The Effective 7-Day Yield is calculated similarly, but when annualized, the income earned by the investment during that seven day period is assumed to be reinvested.

The effective yield is slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

IMPORTANT TAX INFORMATION
-------------------------
For fiscal year ended August 31, 1996, the Fund paid $0.03135 per share to shareholders from net investment income. For such period, the Fund designated all dividends paid as exempt-interest dividends. Thus, 100% of these distributions were exempt from Federal income tax and 83.2% of dividends earned were also exempt from Connecticut personal income tax. In addition, 10.4% of the dividends were derived from income earned from certain municipal obligations which may be subject to Federal Alternative Minimum Tax (AMT).

-------------------------------------------------------------------------------
  7-DAY YIELD COMPARISONS

      COMPARISON OF 7-DAY YIELDS FOR LANDMARK CONNECTICUT TAX FREE RESERVES
            VS. IBC/DONOGHUE CONNECTICUT TAX FREE MONEY FUNDS AVERAGE

As the graph illustrates, the seven day yield of Landmark Connecticut Tax Free Reserves generally exceeded that of the IBC/Donoghue comparable average of similar money funds, as reported in the IBC/Donoghue Money Fund Report, for most of the period.

                             IBC/Donoghue
              Landmark       Connecticut
             Connecticut       Tax Free
              Tax Free        Money Funds
              Reserves         Average

9/5/95          3.30%           2.98%
9/12/95         3.21%           2.86%
9/19/95         3.41%           3.06%
9/26/95         3.54%           3.20%
10/3/95         3.74%           3.27%
10/10/95        3.28%           2.93%
10/17/95        3.33%           2.93%
10/24/95        3.43%           3.04%
10/31/95        3.51%           3.10%
11/7/95         3.43%           3.03%
11/14/95        3.47%           3.07%
11/21/95        3.49%           3.12%
11/28/95        3.44%           3.09%
12/5/95         3.42%           2.99%
12/12/95        3.23%           2.87%
12/19/95        3.57%           3.25%
12/26/95        3.91%           3.51%
1/2/96          4.11%           3.66%
1/9/96          3.28%           2.92%
1/16/96         3.07%           2.71%
1/23/96         2.93%           2.62%
1/30/96         3.07%           2.66%
2/6/96          2.98%           2.65%
2/13/96         2.90%           2.62%
2/20/96         2.94%           2.65%
2/27/96         2.96%           2.67%
3/5/96          2.93%           2.65%
3/12/96         2.75%           2.52%
3/19/96         2.82%           2.55%
3/26/96         2.90%           2.62%
4/2/96          2.89%           2.63%
4/9/96          2.80%           2.54%
4/16/96         2.96%           2.69%
4/23/96         3.12%           2.83%
4/30/96         3.30%           3.03%
5/7/96          3.29%           3.02%
5/14/96         3.26%           3.01%
5/21/96         3.29%           3.00%
5/28/96         3.18%           2.91%
6/4/96          3.12%           2.86%
6/11/96         2.89%           2.62%
6/18/96         2.94%           2.70%
6/25/96         3.06%           2.77%
7/2/96          2.95%           2.69%
7/9/96          2.27%           2.25%
7/16/96         2.25%           2.23%
7/23/96         2.70%           2.63%
7/30/96         2.84%           2.77%
8/6/96          2.85%           2.73%
8/13/96         2.84%           2.74%
8/20/96         2.88%           2.77%
8/27/96         2.83%           2.71%


Notes: The Fund seeks to maintain a stable $1.00 per share price, although there is no assurance that this will be so on a continuing basis. Fund shares are not insured or guaranteed by the U.S. Government. Yields and total returns will fluctuate and past performance is no guarantee of future results. Total return figures include reinvestment of dividends. Returns and yields reflect certain voluntary fee waivers. If the waivers were not in place, the Fund's returns would have been lower.

  Landmark Connecticut Tax Free Reserves
------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS August 31, 1996

                                                       PRINCIPAL
                                                        AMOUNT
ISSUER                                              (000'S OMITTED)     VALUE
------------------------------------------------------------------------------

 TAX EXEMPT COMMERCIAL PAPER--15.0%

Connecticut State Health and
   Educational Facilities,
   3.45% due 9/17/96 .........................      $     1,300     $  1,300,000
Connecticut State Housing
   Finance Authority, AMT,
   3.70% due 10/08/96 ........................            1,300        1,300,000
Puerto Rico Commonwealth
   Government Development Authority,
   3.30% due 9/05/96 .........................            4,200        4,200,000
Puerto Rico Commonwealth
   Government Development Authority,
   3.55% due 9/05/96 .........................            4,000        4,000,000
Puerto Rico Commonwealth
   Government Development Authority,
   3.60% due 9/06/96 .........................            6,000        6,000,000
Puerto Rico Industrial, Medical and
   Environment, 3.40% due 10/07/96 ...........              600          600,000
                                                                    ------------
                                                                      17,400,000
                                                                    ------------

BOND, TAX AND REVENUE ANTICIPATION NOTES AND
   GENERAL OBLIGATION BONDS AND NOTES--26.8%

Bethel, CT, Bond Anticipation Notes,
   4.00% due 7/11/97 .........................            2,206        2,213,303
Connecticut State Revenue Anticipation
   Notes, 7.15% due 10/01/96 .................            1,015        1,017,950
Connecticut State General Obligation
   Notes, 4.25% due 12/15/96 .................            2,000        2,003,060
Connecticut State General Obligation
   Notes, 5.20% due 3/15/97 ..................              300          302,264
Connecticut State General Obligation
   Notes, 6.75% due 3/15/97 ..................            1,800        1,829,623
Connecticut State General Obligation
   Notes, 4.75% due 6/15/97 ..................            3,000        3,013,078
Connecticut State Special Tax
   Obligations, 5.50% due 10/01/96 ...........            3,000        3,005,654
Coventry, CT, Bond Anticipation Notes,
   3.90% due 7/02/97 .........................            1,490        1,492,383
Farmington, CT, General Obligation
   Notes, 5.25 %due 1/15/97 ..................              250          251,739
Litchfield, CT, Bond Anticipation Notes,
   4.00% due 10/24/96 ........................            1,000        1,000,376
Manchester, CT, General Obligation
   Notes, 3.75% due 7/10/97 ..................            2,512        2,512,000
Manchester, CT, General Obligation
   Notes, 4.00% due 7/10/97 ..................              689          690,361
Meriden, CT, General Obligation Notes,
   5.35% due 11/15/96 ........................              125          125,368
Milford, CT, Bond Anticipation Notes,
   3.50% due 11/14/96 ........................            2,280        2,281,347
Milford, CT, Bond Anticipation Notes,
   3.80% due 11/14/96 ........................              300          300,175
Stamford, CT, Bond Anticipation Notes,
     3.25% due 10/15/96 ......................            2,000        2,000,139
Stamford, CT, Bond Anticipation Notes,
     3.30% due 10/15/96 ......................            2,000        2,000,353
Torrington, CT, Bond Anticipation Notes,
     6.00% due 10/15/96 ......................              985          987,560
West Hartford, CT, General Obligation
     Notes, 7.00% due 7/15/97 ................            2,000        2,054,906
Winchester, CT, Bond Anticipation Notes,
     4.00% due 2/04/97 .......................            2,040        2,043,388
                                                                    ------------
                                                                      31,125,027
                                                                    ------------

  ANNUAL AND SEMI-ANNUAL TENDER REVENUE BONDS AND
    NOTES (PUTS)--13.5%

Connecticut State, 5.20% due 11/15/96 ........            1,000        1,003,400
Connecticut State, 4.40% due 12/01/96 ........              900          902,060
Connecticut State, 4.75% due 8/15/97 .........            1,000        1,009,257
Connecticut State Economic
   Development, 4.65% due 11/15/96 ...........              465          465,643
Connecticut State Housing Finance
   Authority, AMT, 3.65% due 4/10/97 .........            1,000        1,000,000
New Haven, CT, Individual Facilities
   Revenue, AMT, 4.38% due 7/01/97 ...........            2,930        2,930,000
Oklahoma State Water Resource Board
   Revenue, 3.10% due 9/03/96 ................            3,500        3,500,000
Puerto Rico Electric Power Authority,
   9.38% due 7/01/97 .........................            1,000        1,065,342
Puerto Rico Public Buildings Authority,
   7.88% due 7/01/97 .........................            1,950        2,052,884
Virgin Islands Housing
   Finance Authority, AMT,
   3.50% due 11/01/96 ........................            1,750        1,750,000
                                                                    ------------
                                                                      15,678,586
                                                                    ------------


 VARIABLE RATE DEMAND NOTES*--44.4%

Alaska, Industrial Development
   and Export Authority, AMT,
   due 4/01/23 ...............................            1,900        1,900,000
Atlanta, GA, Urban Residential
   Finance Authority, due 12/1/08 ............            3,000        3,000,000
Brazos River Authority, TX,
   Pollution Control Revenue
   due 4/01/30 ...............................              300          300,000
California Pollution Control
   Finance Authority, due 10/01/07 ...........              500          500,000
California Pollution Control
   Finance Authority, due 10/01/10 ...........            1,100        1,100,000
Connecticut State, due 3/15/12 ...............            3,500        3,500,000
Connecticut State Development
   Authority Revenue, due 8/01/23 ............            1,000        1,000,000
Connecticut State Housing Finance
   Authority, due 5/15/18 ....................            6,700        6,700,000
Connecticut State Special Tax
   Obligations, due 12/01/10 .................           10,300       10,300,000
Connecticut State Water Authority,
   AMT, due 4/01/35 ..........................            1,000        1,000,000
Farmington, NM, Pollution Control
   Revenue, due 9/01/24 ......................              300          300,000
Florida Housing Finance
   Agency, AMT, due 6/01/26 ..................            5,000        5,000,000
Gulf Coast, TX, Industrial Development
   Authority, AMT, due 4/01/28 ...............              300          300,000
Kansas City, MO, Industrial Development
   Hospital, due 10/15/15 ....................              750          750,000
Maricopa County, AZ, Hospital Facilities
   Revenue, due 12/01/08 .....................              300          300,000
Phenix City, AL, Industrial Development
   and Import Revenue, AMT,
   due 3/01/31 ...............................              300          300,000
Puerto Rico Commonwealth
   Government Development
   Authority, due 12/01/15 ...................            2,200        2,200,000
Puerto Rico Commonwealth
   Government Development
   Authority, due 9/01/36 ....................            2,000        2,000,000
Puerto Rico Commonwealth
   Highway & Transportation
   Authority, due 7/01/99 ....................            3,100        3,100,000
Puerto Rico
   Industrial Medical and Environment,
   due 9/01/13 ...............................              500          500,240
Stamford, CT, Housing Authority
   Revenue, due 12/01/24 .....................            1,600        1,600,000
University AR, University Revenues,
   due 12/01/19 ..............................            4,000        4,000,000
University MD, University Revenues,
   due 7/01/15 ...............................            1,800        1,800,000
                                                                    ------------
                                                                      51,450,240
                                                                    ------------
TOTAL INVESTMENTS, AT AMORTIZED COST                  99.7%          115,653,853
OTHER ASSETS, LESS LIABILITIES                         0.3               371,088
                                                     -----          ------------
     NET ASSETS                                      100.0%         $116,024,941
                                                     =====          ============
AMT-Subject to Alternative Minimum Tax
* Variable rate demand notes have a demand feature under which the Fund could tender them back to the issuer on no more than 7 days' notice

See notes to financial statements

  Landmark Connecticut Tax Free Reserves
--------------------------------------------------------------------------------
  STATEMENT OF ASSETS AND LIABILITIES August 31, 1996

ASSETS:
Investments, at amortized cost (Note 1A) ...........................   $ 115,653,853
Cash ...............................................................         265,062
Interest receivable ................................................         952,751
                                                                       -------------
    Total assets ...................................................     116,871,666
                                                                       -------------
LIABILITIES:
Payable for investments purchased ..................................         500,240
Dividends payable ..................................................         217,778
Payable to affiliate-Shareholder Servicing Agents' fees (Note 4B) ..          25,378
Payable for shares of beneficial interest repurchased ..............           5,000
Accrued expenses and other liabilities .............................          98,329
                                                                       -------------
    Total liabilities ..............................................         846,725
                                                                       -------------
NET ASSETS for 116,034,101 shares of beneficial interest outstanding   $ 116,024,941
                                                                       =============
NET ASSETS CONSIST OF:
Paid-in capital ....................................................   $ 116,034,101
Accumulated net realized loss on investments .......................          (9,160)
                                                                       -------------
    Total ..........................................................   $ 116,024,941
                                                                       =============
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE ....           $1.00
                                                                               =====

  Landmark Connecticut Tax Free Reserves
--------------------------------------------------------------------------------
  STATEMENT OF OPERATIONS For the Year Ended August 31, 1996

INVESTMENT INCOME (Note 1B) ...............................................                       $ 3,280,147
EXPENSES:
Shareholder Servicing Agents' fees (Note 4B) ..............................   $   234,594
Administrative fees (Note 4A) .............................................       234,594
Investment Advisory fees (Note 3) .........................................       187,676
Distribution fees (Note 5) ................................................        93,838
Custodian fees ............................................................        78,084
Auditing fees .............................................................        29,900
Shareholder reports .......................................................        27,829
Registration fees .........................................................        22,668
Trustee fees ..............................................................        20,788
Legal fees ................................................................        20,732
Transfer agent fees .......................................................        12,000
Miscellaneous .............................................................         8,824
                                                                              -----------
    Total expenses ........................................................       971,527
Less aggregate amount waived by Investment Adviser, Administrator,
      Shareholder Servicing Agents, and Distributor (Notes 3, 4A, 4B and 5)      (577,829)
Less fees paid indirectly (Note 1E) .......................................        (4,061)
                                                                              -----------
    Net expenses ..........................................................                           389,637
                                                                                                  -----------
    Net investment income .................................................                         2,890,510
NET REALIZED LOSS ON INVESTMENTS ..........................................                            (4,176)
                                                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................                       $ 2,886,334
                                                                                                  ===========

See notes to financial statements

  Landmark Connecticut Tax Free Reserves
-------------------------------------------------------------------------------
  STATEMENT OF CHANGES IN NET ASSETS

                                                                                     YEAR ENDED AUGUST 31,
                                                                                -------------------------------
                                                                                      1996              1995
                                                                                 --------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income .........................................................   $   2,890,510    $   1,334,372
Net realized loss on investments ..............................................          (4,176)          (4,984)
                                                                                  -------------    -------------
    Net increase in net assets from operations ................................       2,886,334        1,329,388
                                                                                  -------------    -------------
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income .........................................................      (2,890,510)      (1,334,372)
                                                                                  -------------    -------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST AT NET ASSET VALUE OF $1.00 PER
  SHARE (Note 6):
Net proceeds from sale of shares ..............................................     274,274,165      126,404,505
Net asset value of shares issued to shareholders from reinvestment of dividends         789,666          885,293
Cost of shares repurchased ....................................................    (205,590,916)     (96,677,250)
                                                                                  -------------    -------------
Net increase in net assets from transactions in shares of beneficial interest .      69,472,915       30,612,548
                                                                                  -------------    -------------
NET INCREASE IN NET ASSETS ....................................................      69,468,739       30,607,564
NET ASSETS:
Beginning of period ...........................................................      46,556,202       15,948,638
                                                                                  -------------    -------------
End of period .................................................................   $ 116,024,941    $  46,556,202
                                                                                  =============    =============

  Landmark Connecticut Tax Free Reserves
-------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS

                                                                                             DECEMBER 1, 1993
                                                                 YEAR ENDED AUGUST 31,         (COMMENCEMENT
                                                              ---------------------------    OF OPERATIONS) TO
                                                                1996              1995        AUGUST 31, 1994
                                                              --------          ---------      -------------
Net Asset Value, beginning of period ..........              $ 1.00000         $ 1.00000         $ 1.00000
Net investment income .........................                0.03135           0.03564           0.01754
Less dividends from net investment income .....               (0.03135)         (0.03564)         (0.01754)
                                                             ---------         ---------         ---------
Net Asset Value, end of period ................              $ 1.00000         $ 1.00000         $ 1.00000
                                                             =========         =========         =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted) .....              $ 116,025         $  46,556         $  15,949
Ratio of expenses to average net assets .......                  0.42%             0.22%             0.00%*
Ratio of net investment income to average net assets             3.08%             3.60%             2.61%*
Total return ..................................                  3.18%             3.62%             1.75%**

Note: If Agents of the Fund had not voluntarily waived all or a portion of their fees from the Fund and the
Administrator had not voluntarily assumed expenses for the periods indicated, the ratios and net investment income per share would have been as follows:

Net investment income per share ...............              $ 0.02504         $ 0.02732         $ 0.00128
RATIOS:
Expenses to average net assets ................                  1.04%             1.06%             2.42%*
Net investment income to average net assets ...                  2.46%             2.76%             0.19%*

 * Annualized
** Not annualized

See notes to financial statements

  Landmark Connecticut Tax Free Reserves
------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
Landmark Connecticut Tax Free Reserves (the "Fund") is a separate non-diversified series of Landmark Multi-State Tax Free Funds (the "Trust"), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Investment Adviser of the Fund is Citibank, N.A. ("Citibank"). The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS") acts as the Trust's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes shares available to customers through various Shareholder Servicing Agents.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Fund are in conformity with generally accepted accounting principles and are as follows:

A. VALUATION OF INVESTMENTS -- Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Fund's use of amortized cost is subject to the Fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

B. INTEREST INCOME -- Interest income consists of interest accrued, less the amortization of any premium and accretion of market discount on the investments of the Fund.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its net investment income. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 1996, the Fund, for federal income tax purposes, had a capital loss carryover of $4,984 all of which will expire August 31, 2004. Such capital loss carryover will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Dividends paid by the Fund from net interest received on tax-exempt money market instruments are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

D. EXPENSES -- The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and LFBDS. Expenses incurred by the Trust with respect to any two or more Funds in a series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

E. FEES PAID INDIRECTLY -- The Fund's custodian bank calculates its fees based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expense on the Statement of Operations.

F. OTHER -- Purchases, and maturities and sales, of money market instruments are accounted for on the date of the transaction.

(2) DIVIDENDS
The net income of the Fund is determined once daily, as of 12:00 noon, New York City time, and all of the net income of the Fund so determined is declared as a dividend to shareholders of record at the time of such determination. Dividends are distributed in the form of additional shares of the Fund or, at the election of the shareholder, in cash (subject to the policies of the shareholder's Shareholder Servicing Agent) on or prior to the last business day of the month.

(3) INVESTMENT ADVISORY FEES
The investment advisory fee paid to Citibank, as compensation for overall investment management services, amounted to $187,676, of which $183,278 was voluntarily waived for the year ended August 31, 1996. The investment advisory fee is computed at the annual rate of 0.20% of the Fund's average daily net assets.

(4) ADMINISTRATIVE SERVICES PLAN
The Trust has adopted an Administrative Services Plan (the "Administrative Services Plan") which provides that the Trust, on behalf of each Fund, may obtain the services of an Administrator, one or more Shareholder Servicing Agents and other Servicing Agents and may enter into agreements providing for the payment of fees for such services. Under the Administrative Services Plan, the aggregate of the fee paid to the Administrator from the Fund, the fees paid to the Shareholder Servicing Agents from the Fund under such plan and the Basic Distribution Fee paid from the Fund to the Distributor under the Distribution Plan may not exceed 0.60% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year.

A. ADMINISTRATIVE FEES -- Under the terms of an Administrative Services Agreement, LFBDS is entitled to an administrative fee from the Fund, as compensation for overall administrative services and general office facilities, which is computed at the annual rate of 0.25% of the Fund's average daily net assets. The Administrator's fees amounted to $234,594, of which $117,110 was voluntarily waived for the year ended August 31, 1996. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from LFBDS as from time to time is agreed to by LFBDS and Citibank. The Fund pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain of the officers and a Trustee of the Fund are officers and a director of the Administrator or its affiliates.

B. SHAREHOLDER SERVICING AGENT FEES -- The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, which may not exceed, on an annualized basis, an amount equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Shareholder Servicing Agent fees amounted to $234,594, of which $183,603 was voluntarily waived for the year ended August 31, 1996.

(5) DISTRIBUTION FEES
The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund reimburses the Distributor for expenses incurred or anticipated in connection with the sale of shares of the Fund, at an annual rate not to exceed 0.10% of the Fund's average daily net assets. The Distribution fee amounted to $93,838, all of which was voluntarily waived for the year ended August 31, 1996. The Distributor may also receive an additional fee from the Fund not to exceed 0.10% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. No payments of such additional fees have been made to date.

(6) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value).

(7) INVESTMENT TRANSACTIONS
Purchases, and maturities and sales, of money market instruments aggregated $403,969,465 and $336,906,386, respectively, for the year ended August 31, 1996.

(8) FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES
The cost of investment securities owned at August 31, 1996, for federal income tax purposes, amounted to $115,653,853.

(9) LINE OF CREDIT
The Fund, along with other Landmark Funds, entered into an agreement with a bank which allows the Funds collectively to borrow up to $40 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended August 31, 1996, the commitment fee allocated to the Fund was $343. Since the line of credit was established there have been no borrowings.

  Landmark Connecticut Tax Free Reserves
------------------------------------------------------------------------------
  INDEPENDENT AUDITORS' REPORT

 TO THE TRUSTEES AND SHAREHOLDERS OF
 LANDMARK CONNECTICUT TAX FREE RESERVES:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Landmark Connecticut Tax Free Reserves (the "Fund"), a separate series of Landmark Multi-State Tax Free Funds (the "Trust") (a Massachusetts business trust), as of August 31, 1996, the related statement of operations for the year then ended, and the statement of changes in net assets for the years ended August 31, 1996 and 1995 and the financial highlights for each of the years in the two-year period ended August 31, 1996 and for the period from December 1, 1993 (Commencement of Operations) to August 31, 1994. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1996 by correspondence with the Custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Landmark Connecticut Tax Free Reserves at August 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE, LLP

Boston, Massachusetts
October 4, 1996

------------------------------------------------------------------------------
  SHAREHOLDER SERVICING AGENTS

FOR CITIBANK NEW YORK RETAIL BANKING AND
BUSINESS AND PROFESSIONAL CUSTOMERS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
(212) 820-2383 or (800) 846-5300

FOR CITIGOLD CUSTOMERS:
Citigold
P.O. Box 5130, New York, NY 10126-5130
Call Your Citigold Executive or, in NY or CT (800) 285-1701, or for all other states, (800) 285-1707

FOR CITIBANK PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer,
Investment Specialist or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT CLIENTS:
Citibank, N.A.
Citibank Global Asset Management
153 East 53rd Street, New York, NY 10043
(212) 559-7117

FOR CITIBANK NORTH AMERICAN INVESTOR SERVICE CLIENTS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
Call Your Account Manager or (212) 657-9100

FOR CITICORP INVESTMENT SERVICES CUSTOMERS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200,
(212) 820-2380 in New York City